COINSURANCE AGREEMENT
                                     BETWEEN
                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                       AND
             SECURITY LIFE OF DENVER INSURANCE COMPANY (Dba ING Re)
                               EFFECTIVE 09/01/03

                            AUTOMATIC AND FACULTATIVE
                              REINSURANCE AGREEMENT
                               (COINSURANCE BASIS)

                           Effective September 1, 2003

                                     Between

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               ("Ceding Company")

                                2000 Heritage Way
                            Waverly, Iowa 50677-9202

                                       And

                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                                  d/b/a ING Re
                                  ("Reinsurer")

                              Security Life Center
                                  1290 Broadway
                           Denver, Colorado 80203-5699

                        Reinsurer Agreement No. 0268-5086

                            AUTOMATIC AND FACULTATIVE
                              REINSURANCE AGREEMENT
                               (COINSURANCE BASIS)

                            This Agreement is between

                       CUNA MUTUAL LIFE INSURANCE COMPANY,
                   2000 Heritage Way, Waverly, Iowa 50677-9202

                                       And

                    SECURITY LIFE OF DENVER INSURANCE COMPANY,
        Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699.

The Reinsurer agrees to reinsure certain portions of the Ceding Company's contract risks as described in the terms and conditions of this Agreement, which includes any attached Schedules and Exhibits.

This reinsurance Agreement constitutes the entire Agreement between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed in this Agreement.

Any change or modification to this Agreement is null and void unless made by written amendment to this Agreement and signed by both parties.

In witness of the above, the Ceding Company and the Reinsurer have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of September 1, 2003.

CUNA MUTUAL LIFE                                       SECURITY LIFE OF DENVER
INSURANCE COMPANY                                      INSURANCE COMPANY

By: /s/ Paul Lawin                By: /s/ Signature
       ---------------------             ---------------------------------------

Title: Vice President             Title: Regional Head of Pricing, Plains Region
       ---------------------             ---------------------------------------

Date:  10-2-03                    Date:  09/26/2003
       ---------------------             ---------------------------------------

By: /s/ Barbara L. Secor          By: /s/ Signature
       ---------------------             ---------------------------------------

Title: Assistant Secretary        Title: Vice President
       ---------------------             ---------------------------------------

Date: 10-6-03                     Date:  September 29, 2003
       ---------------------             ---------------------------------------

                 AUTOMATIC AND FACULTATIVE REINSURANCE AGREEMENT
                 -----------------------------------------------
                               (COINSURANCE BASIS)

                                Table of Contents

1.    PARTIES TO AGREEMENT ...................................................4

2.    COINSURANCE BASIS ......................................................4

3.    AUTOMATIC REINSURANCE TERMS ............................................4
      a. CONVENTIONAL UNDERWRITING ...........................................4
      b. RETAINED AMOUNT .....................................................5
      c. REINSURER'S AUTOMATIC ACCEPTANCE LIMITS. ............................5
      d. AUTOMATIC IN FORCE AND APPLIED FOR LIMIT. ...........................5
      e. RESIDENCE............................................................5
      f. MINIMUM CESSION .....................................................5
      g. NO PRIOR FACULTATIVE SUBMISSIONS.....................................5

4.    AUTOMATIC REINSURANCE NOTICE PROCEDURE .................................5

5.    FACULTATIVE REINSURANCE.................................................5

6.    COMMENCEMENT OF REINSURANCE COVERAGE ...................................6
      a. AUTOMATIC REINSURANCE ...............................................6
      b. FACULTATIVE REINSURANCE .............................................6
      c. PRE-ISSUE COVERAGE ..................................................6

7.    BASIS OF REINSURANCE AMOUNT AND NET COINSURANCE PREMIUMS................7
      a. LIFE REINSURANCE ....................................................7
      b. SUPPLEMENT BENEFITS .................................................7
         i.     OTHER INSURED RIDER ..........................................7
      c. COINSURANCE ALLOWANCES ..............................................7
      d. TERM INSURANCE RENEWALS .............................................7
      e. TABLE RATED SUBSTANDARD PREMIUMS.....................................7
      f. FLAT EXTRA PREMIUMS .................................................8
      g. COINSURANCE PREMIUM AND COINSURANCE ALLOWANCE ADJUSTMENTS ...........8

8.    PAYMENT OF NET COINSURANCE PREMIUMS.....................................8
      a. NET COINSURANCE PREMIUM DUE..........................................8
      b. FAILURE TO PAY NET COINSURANCE PREMIUMS..............................8
      c. OVER PAYMENT OF NET COINSURANCE PREMIUM..............................8
      d. UNDER PAYMENT OF NET COINSURANCE PREMIUM.............................8
      e. RETURN OF NET COINSURANCE PREMIUM....................................8
      f. UNEARNED NET COINSURANCE PREMIUMS....................................9

9.    PREMIUM TAX REIMBURSEMENT ..............................................9

10.   DAC TAX AGREEMENT.......................................................9

11.   REPORTS................................................................10

12.   RESERVES FOR REINSURANCE...............................................10

13.   DEATH CLAIMS...........................................................10
      a. NOTICE OF DEATH.....................................................10
      b. PROOFS..............................................................10
      c. DEATH CLAIMS PAYABLE................................................10
      d. AMOUNT AND PAYMENT OF DEATH CLAIMS..................................10
      e. CONTESTED CLAIMS....................................................11
      f. CLAIM EXPENSES......................................................11
      g. EXTRACONTRACTUAL DAMAGES............................................11

14.   POLICY CHANGES.........................................................11
      a. NOTICE..............................................................11
      b. INCREASES...........................................................11
      c. REDUCTION OR TERMINATION............................................12
      d. RISK CLASSIFICATION CHANGES.........................................12

15.   TERM CONVERSIONS, EXCHANGES AND REPLACEMENTS...........................12
      a. NOTICE..............................................................12
      b. TERM CONVERSIONS....................................................12
      c. EXCHANGES AND REPLACEMENTS..........................................13

16.   POLICYHOLDER REINSTATEMENTS............................................13
      a. AUTOMATIC REINSTATEMENT.............................................13
      b. FACULTATIVE REINSTATEMENT...........................................13
      c. PREMIUM ADJUSTMENT..................................................13

17.   INCREASE IN MAXIMUM DOLLAR RETENTION LIMITS AND RECAPTURE .............14
      a. NEW BUSINESS........................................................14
      b. RECAPTURE...........................................................14

18.   ERROR AND OMISSION.....................................................15

19.   INSOLVENCY.............................................................15

20.   ARBITRATION............................................................15
      a. GENERAL.............................................................15
      b. NOTICE..............................................................16
      c. PROCEDURE...........................................................16

21.   OFFSET.................................................................16

22.   GOOD FAITH; FINANCIAL SOLVENCY.........................................17

23.   TREATMENT OF CONFIDENTIAL INFORMATION..................................17

24.   TERM OF THIS AGREEMENT AND TERMINATION.................................17

25.   MEDICAL INFORMATION BUREAU.............................................17

26.   SEVERABILITY...........................................................18

27.   SURVIVAL...............................................................18

28.   NON-WAIVER.............................................................18

                              Listing of Schedules:

SCHEDULE A - COVERAGE AND LIMITS
     1.     Plans Reinsured
     2.     Reinsurance Amount
     3.     Ceding Company's Maximum Dollar Retention Limits
     4.     Reinsurer's Automatic Acceptance Limits
     5.     Automatic In Force and Applied for Limits
     6.     Premium Due
     7.     Recapture Period
     8.     Net Amount at Risk
     9.     Reserves
     10.    Additional Underwriting Requirements

SCHEDULE B - NET COINSURANCE PREMIUMS
     1.     Automatic Net Coinsurance Premiums - Life
     2.     Automatic Net Coinsurance Premiums - Supplemental Benefits
     3.     Age Basis
     4.     Rates After Exercise of Term Conversion Option

     B--I:  Standard Annual Coinsurance Premiums
            CUNA Mutual Life Insurance Company 2003 Members Level 10, 15, 20 & 30 Year Term Premium Rates

     B--II: Annual Reinsurance Premiums Following Term Conversions
            Security Life Reinsurance Rates for After Conversion

SCHEDULE C - REPORTING INFORMATION
     Information on Risks Reinsured
     Policy Exhibit Summary
     Reserve Credit Summary
     Accounting Summary

SCHEDULE D - FACULTATIVE FORMS
     Application for Reinsurance
     Notification of Reinsurance

EXHIBIT I - CEDING COMPANY'S UNDERWRITING GUIDELINES

                 AUTOMATIC AND FACULTATIVE REINSURANCE AGREEMENT
                 -----------------------------------------------
                               (COINSURANCE BASIS)
                               -------------------

1.     PARTIES TO AGREEMENT.
       ---------------------
       This Agreement is solely between the Reinsurer and the Ceding Company. There is no third party beneficiary to this Agreement. Reinsurance under this Agreement will not create any right nor legal relationship between the Reinsurer and any other person, for example, any insured, policyowner, agent, beneficiary, assignee, or other reinsurer. The Ceding Company agrees to use its best efforts to avoid making the Reinsurer a party to any litigation between any such third party and the Ceding Company. The Ceding Company and the Reinsurer will not disclose the other's name to these third parties with regard to the agreements or transactions that are between the Ceding Company and the Reinsurer, unless the Ceding Company or the Reinsurer gives prior written approval for the use of its own name, which approval shall not be unreasonably withheld.

       The terms of this Agreement are binding upon the parties, their representatives, successors, and assigns. The parties to this Agreement are bound by ongoing and continuing obligations and liabilities until this Agreement terminates for new business and the underlying policies are no longer in force, whichever occurs later. This Agreement shall not be bifurcated, partially assigned, or partially assumed.

2.     COINSURANCE BASIS.
       -----------------
       This Agreement, including the attached Schedules, states the terms and conditions of automatic and facultative reinsurance which will be on a coinsurance basis. This Agreement is applicable only to reinsurance of policies directly written by the Ceding Company. Any policies acquired through merger with another company, reinsurance, or purchase of another company's policies are not included under the terms of this Agreement.

3      AUTOMATIC REINSURANCE TERMS.
       ----------------------------
       The Ceding Company agrees to cede and the Reinsurer agrees to automatically accept contractual risks on the life insurance plans and supplemental benefits shown in Section 1 of Schedule A, subject to the following requirements;

       a.     CONVENTIONAL UNDERWRITING.
              --------------------------
              Automatic reinsurance applies only to insurance applications underwritten by the Ceding Company with conventional underwriting and issue practices that are consistently applied. Conventional underwriting and issue practices are those customarily used and generally accepted by life insurance companies.

              Some examples of non-customary underwriting practices that are not acceptable for automatic reinsurance under this Agreement are table shaving programs, guaranteed issue, any form of simplified underwriting, short-form applications, any form of non-customary non-medical underwriting limits, or internal or external policy exchanges that do not require conventional underwriting.

              Some examples of unacceptable issue practices that are not acceptable for automatic reinsurance under this Agreement are the issuance of a policy that has contestability or suicide clauses with time limitations that are shorter than the maximum allowed by state law and policy exchanges,

              Replacements or term conversions resulting from policies not originally reinsured by the Reinsurer.

              The Ceding Company must comply with Underwriting Guidelines at least as restrictive as those set forth in Exhibit I and Additional Underwriting Requirements at least as restrictive as those set forth in Section 10 of Schedule A. The Additional Underwriting Requirements may be changed by the Reinsurer. The Reinsurer will provide 120 days advance written notice to the Ceding Company before the effective date of such change.

       b.     RETAINED AMOUNT.
              ----------------
              The Ceding Company will retain, and not otherwise reinsure, an amount of insurance on each life equal to its quota share percentage amount of the policy as set forth in Section 2.a. of Schedule A. If the Ceding retained quota share percentage amount is zero, automatic reinsurance is not available.

       c.     REINSURER'S AUTOMATIC ACCEPTANCE LIMITS.
              ----------------------------------------
              On any one life, the amount automatically reinsured under all agreements with the Reinsurer will not exceed the Reinsurer's Automatic Acceptance Limits shown in Section 4 of Schedule A.

       d.     AUTOMATIC IN FORCE AND APPLIED FOR LIMIT.
              -----------------------------------------
              The total amount of life insurance in force and applied for on any one life, with all companies, of which the Ceding Company is aware, cannot exceed the In Force and Applied For Limit shown in
              Section 5 of Schedule A.

       e.     RESIDENCE.
              ----------
              Each insured must be a resident of the United States, Canada, or Puerto Rico at the time of issue.

       f.     MINIMUM CESSION.
              ----------------
              The minimum amount of reinsurance per cession that the Reinsurer will accept is $40,000.00 and reinsurance of a cession will be terminated when the amount reinsured is less than $40,000.00.

       g.     NO PRIOR FACULTATIVE SUBMISSIONS.
              ---------------------------------
              The risk will not have been submitted on a facultative basis to the Reinsurer or any other reinsurer.

4.     AUTOMATIC REINSURANCE NOTICE PROCEDURE.
       ---------------------------------------
       After the policy has been paid for and delivered, the Ceding Company will submit all relevant individual policy information, as defined in Schedule C, in its next statement to the Reinsurer.

5.     FACULTATIVE REINSURANCE.
       ------------------------
       The Ceding Company may apply for facultative reinsurance with the Reinsurer on a risk if the automatic reinsurance terms are not met, or if the terms are met and it prefers to apply for facultative reinsurance. If the Ceding Company wishes to obtain a facultative quote on a risk eligible for automatic reinsurance, the risk will be submitted to the Reinsurer for a facultative offer on an alphabetic split basis, for all insureds with the last names beginning with the letters M through Z, and at the Ceding Company's option for all other insureds. The following items must be submitted to obtain a facultative quote:

       a. A form substantially similar to the Reinsurer's "Application for Reinsurance" form shown in Schedule D.

       b. Copies of the original insurance application, medical examiner's reports financial information, and all other papers and information obtained by the Ceding Company regarding the insurability of the risk.

       c.     The initial and ultimate risk amounts requested.

       After receipt of the Ceding Company's application, the Reinsurer will promptly examine the materials and Notify the Ceding Company either of the terms and conditions of the Reinsurer's offer for facultative reinsurance or that no offer will be made. The Reinsurer's offer expires 120 days after the offer is made, unless the written offer specifically states otherwise. If the Ceding Company accepts the Reinsurer's offer, then the Ceding Company will note its acceptance in its underwriting file and mail, as soon as possible but no later than 90 days after having placed the case, a formal reinsurance cession to the Reinsurer using a form substantially similar to the "Notification of Reinsurance" form shown in Schedule D. In order to bind the Reinsurer under the terms of this Agreement and according the conditions of the Reinsurer's facultative offer, the Ceding Company must submit the Applicable policy on its monthly reporting statement, and designate the policy as facultative, within 90 days of having placed the case.

6.     COMMENCEMENT OF REINSURANCE COVERAGE.
       -------------------------------------
       Commencement of the Reinsurer's reinsurance coverage on any policy or pre-issue risk under this Agreement is described below:

       a.     AUTOMATIC REINSURANCE.
              ----------------------
              The Reinsurer's reinsurance coverage for any policy that is ceded automatically under this Agreement will begin and terminate simultaneously with the Ceding Company's contractual liability for the policy reinsured, unless otherwise terminated in accordance with the terms of this Agreement.

       b.     FACULTATIVE REINSURANCE.
              ------------------------
              The Reinsurer's reinsurance coverage for any policy that is ceded facultatively under this Agreement will begin when;

              i.    The Ceding Company accepts the Reinsurer's offer; and

              ii.   The policy has been issued.

              Reinsurer's reinsurance coverage for any policy that is ceded facultatively under this Agreement will terminate simultaneously with the Ceding Company's contractual liability for the policy reinsured, unless otherwise terminated in accordance with the terms of this Agreement.

       c.     PRE-ISSUE COVERAGE.
              -------------------
              The Reinsurer will not be liable for benefits paid under the Ceding Company's Conditional receipt or temporary insurance agreement unless all the conditions for automatic reinsurance coverage under Article 3 of this Agreement are met. The Reinsurer's liability under the Ceding Company's conditional receipt or temporary insurance agreement is limited to the lesser of i. or ii. below:

              i.    The Reinsurer's Automatic Acceptance Limits as shown in
                    Section 4 of Schedule A.

              ii. The amount for which the Ceding Company is liable less the amount the Ceding Company retained pursuant to Section 2.a of Schedule A, less any amount of reinsurance with other reinsurers.

              The pre-issue liability applies only once on any given life regardless of how many receipts were issued or initial premiums were accepted by the Ceding Company. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

              In the event that the Ceding Company's rules with respect to cash handling and the issuance of conditional receipt or temporary insurance are not followed, the Reinsurer will participate in the liability if the conditions for automatic reinsurance are met and the Ceding Company does not knowingly allow such rules to be violated or condone such a practice. Such liability will be limited to the lesser of i or ii above. As in all cases, the provisions of Article 13 apply to such a claim.

7.     BASIS OF REINSURANCE AMOUNT AND NET COINSURANCE PREMIUMS
       --------------------------------------------------------
       a.     LIFE REINSURANCE.
              -----------------
              Reinsurance will be on a first dollar quota share basis. The amount reinsured on risk will be as set forth in Section 2 of Schedule A. The Net Amount at Risk and the Reinsurer's Net Amount at Risk are defined in Section 8 of Schedule A. The coinsurance premiums per $1000 are shown in Section 1 of Schedule B.

       b.     SUPPLEMENTAL BENEFITS.
              ----------------------
              For the supplemental benefits reinsured under this Agreement, the following provisions will apply:

              i.    OTHER INSURED RIDER
                    For the Other Insured Rider, the reinsurance benefit is the Reinsurer's Net Amount at Risk on the rider. The reinsurance premiums for this benefit are shown in Section 2 of Schedule B.

       c.     COINSURANCE ALLOWANCES.
              -----------------------
              When the Ceding Company pays the coinsurance premiums to the Reinsurer, the Reinsurer will pay to the Ceding Company a coinsurance allowance determined by multiplying the coinsurance allowance percentages specified in Section 1 of Schedule B times the coinsurance premium. The coinsurance premium less the coinsurance allowance is equal to the net coinsurance premium, and is the amount due from the Ceding Company to the Reinsurer.

       d.     TERM INSURANCE RENEWALS.
              ------------------------
              Coinsurance premiums for term renewals are calculated using the original issue age, duration since issuance of the original policy and the original underwriting classification.

       e.     TABLE RATED SUBSTANDARD PREMIUMS.
              If the Ceding Company's policy is issued with a table rated substandard premium, the coinsurance premiums shown in Section 1 of schedule B will apply.

       f.     FLAT EXTRA PREMIUMS.
              --------------------
              If the Ceding Company's policy is issued with a flat extra premium, the coinsurance premiums shown in Section 1 of Schedule B will apply.

       g.     COINSURANCE PREMIUM AND COINSURANCE ALLOWANCE ADJUSTMENTS.
              ----------------------------------------------------------
              i. If the Ceding Company increases the current policyowner premiums, the Reinsurer reserves the right not to increase the coinsurance allowances. Occurrence of this event does not constitute a right for the Ceding Company to recapture the reinsured business.

              ii. If the Ceding Company decreases the current policyowner premiums, the Reinsurer reserves the right to decrease the coinsurance allowances such that the net coinsurance premium paid by the Ceding Company to the Reinsurer remains unchanged.

8.     PAYMENT OF NET COINSURANCE PREMIUMS.
       ------------------------------------
       a.     NET COINSURANCE PREMIUM DUE.
              ----------------------------
              Net coinsurance premiums for each reinsurance cession are due as shown in Section 6 of Schedule A.

       b.     FAILURE TO PAY NET COINSURANCE PREMIUMS.
              ----------------------------------------
              If net coinsurance premiums are 60 days past due, for reasons other than those due to error or omission as defined below in
              Article 18, the premiums will be considered in default and the Reinsurer may terminate the reinsurance coverage upon 30 days prior written notice to the Ceding Company. The Reinsurer will have no further liability as of the termination date. The Ceding Company will be liable for the prorated net coinsurance premiums to the termination date. The Ceding Company agrees that it will not force termination under the provisions of this paragraph to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

       c.     OVER PAYMENT OF NET COINSURANCE PREMIUM.
              ----------------------------------------
              If the Ceding Company overpays a net coinsurance premium and the Reinsurer accepts the overpayment, the Reinsurer's acceptance will not constitute nor create a reinsurance liability nor result in any additional reinsurance coverage. Instead, the Reinsurer will be liable to the Ceding Company for a credit in the amount of the overpayment, without interest.

       d.     UNDER PAYMENT OF NET COINSURANCE PREMIUM.
              -----------------------------------------
              If the Ceding Company fails to make a full net coinsurance premium payment for a policy or policies reinsured hereunder, due to an error or omission as defined below in Article 18, the amount of reinsured coverage provided by the Reinsurer will not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment of the full premium is not made within 60 days after the discovery of the underpayment, the underpayment will be treated as a failure to pay premiums and subject to the conditions of Article 8.b., above.

       e.     RETURN OF NET COINSURANCE PREMIUM.
              ----------------------------------
              If a misrepresentation or misstatement on an application or a death of an insured by suicide results in the Ceding Company returning the policy owner premiums to the policy owner rather than pay the policy benefits, the Reinsurer will refund all of the net coinsurance premiums it received on that policy to the Ceding Company, without interest.

              This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on the policy under this Agreement. If there is an adjustment to the policy benefits due to a misrepresentation or misstatement of age or sex, a corresponding adjustment will be made to the reinsurance benefits.

       f.     UNEARNED NET COINSURANCE PREMIUMS.
              ----------------------------------
              Unearned net coinsurance premiums will be returned on deaths, surrenders and other terminations. This refund will be on a prorated basis without interest from the date of termination of the policy to the date through which a net coinsurance premium has been paid.

9.     PREMIUM TAX REIMBURSEMENT.
       --------------------------
       The Reinsurer will not reimburse the Ceding Company for premium taxes.

10.    DAC TAX AGREEMENT
       -----------------
       The Ceding Company and the Reinsurer hereby enter into an election under Treasury Regulation Section 1.848-2(g) (8) whereby:

       a. For each taxable year under this Agreement, the party with the net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to general deductions limitation of
              Section 848 (c) (1);

       b. The Ceding Company and the Reinsurer agree to exchange information pertaining to the net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service;

       c. The Ceding Company will submit to the Reinsurer by May 1 of each year its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that the Ceding Company will report such net consideration in its tax return for the preceding calendar year;

       d. The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company in writing within 30 days of the Reinsurer's receipt of the Ceding Company's calculation. If the Reinsurer does not so notify the Ceding Company, the Reinsurer will report the net consideration as determined by the Ceding Company in the Reinsurer's tax return for the previous calendar year;

       e. If the Reinsurer contests the Ceding Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within 30 days of the date the Reinsurer submits its alternative calculation. If the Ceding Company and the Reinsurer reach agreement on the net amount of consideration, each party will such amount in their respective tax returns for the previous calendar year.

       Both Ceding Company and Reinsurer represent and warrant that they are subject to U.S. taxation under either Subchapter L of Chapter I, or Subpart F of Subchapter N of Chapter I of the Internal Revenue Code of 1986, as amended.

11.    REPORTS.
       --------
       The administering party will be the Ceding Company. The reporting period will be monthly. For each reporting period, the Ceding Company will submit a statement to the Reinsurer with information that is substantially similar to the information displayed in Schedule C. The statement will include information on the risks reinsured with the Reinsurer, net coinsurance premiums owed, policy exhibit activity, and an accounting summary. Within 7 days after the end of each calendar quarter, the Ceding Company will submit a reserve credit summary similar to that shown in Schedule C.

12.    RESERVES FOR REINSURANCE.
       -------------------------
       Statutory reserves will be held by the Reinsurer on the Reinsurer's portion of the risks reinsured hereunder and are defined pursuant to
       Section 9 of Schedule A.

13.    DEATH CLAIMS.
       ------------
       a.     NOTICE OF DEATH.
              ----------------
              The Ceding Company will notify the Reinsurer, as soon as reasonably possible, after it receives notice of a death claim arising from a death of an insured under a policy reinsured.

       b.     PROOFS.
              -------
              The Ceding Company will promptly provide the Reinsurer with proper death claim proofs (including, for example, proofs required under the policy), all relevant information respecting the existence and validity of the death claim, and an itemized statement of the death claim benefits paid by the Ceding Company under the policy.

       c.     DEATH CLAIMS PAYABLE.
              ---------------------
              Death claims are payable only as a result of the actual death of an insured, to the extent reinsured under this Agreement and for which there is contractual liability for the death claim under the issuing company's in force policy. Acceleration or estimation of death claims on living individuals is not permitted, will not be due, owing or payable, nor will they form the basis of any claim against the Reinsurer whatsoever.

       d.     AMOUNT AND PAYMENT OF DEATH CLAIMS.
              -----------------------------------
              After the Reinsurer receives proper death claim notice, proofs of the death claim, and proof of payment of the death claim by the Ceding Company, the Reinsurer will promptly pay the reinsurance benefits due and owing to the Ceding Company in one lump sum. The Ceding Company's contractual liability for death claims is binding on the Reinsurer. The Maximum death benefit payable to the Ceding Company under each reinsured policy is the Reinsurer's Net Amount at Risk as set forth in Section 8 of Schedule A. The Reinsurer will not be nor become liable for any amounts or reserves to be held by the Ceding Company on policies reinsured under this Agreement. The total reinsurance in all companies on a policy will not exceed the Ceding Company's total contractual liability on the policy, less its amount retained on the policy. The excess, if any of the total reinsurance in all companies plus Ceding Company's retained amount on the policy over its contractual liability under the reinsured policy will first be applied to reduce all reinsurance on the policy. This reduction in reinsurance will be shared among all the reinsurers in proportion to their respective amounts of reinsurance prior to the reduction.

       e.     CONTESTED CLAIMS.
              -----------------
              The Ceding Company will notify the Reinsurer of its intention to contest, compromise, or litigate a claim involving a reinsured policy. If the Ceding Company's contest, compromise, or litigation results in a reduction in its liability, the Reinsurer will share in the reduction in the proportion that the Reinsurer's net liability bears to the sum of the net liability of all reinsurers on the insured's date of death.

              If the Reinsurer should decline to participate in the contest, compromise or litigation, the Reinsurer will then release all of its liability by paying the Ceding Company its full share of reinsurance death benefits for the policy and not sharing in any subsequent reduction in liability.

       f.     CLAIM EXPENSES.
              ---------------
              The Reinsurer will pay its share of reasonable investigation and legal expenses connected with the litigation or settlement of contractual liability claims unless the Reinsurer has released its liability, in which case the Reinsurer will not participate in any expenses after the date of release. However, claim expenses do not include routine claim and administration expenses, including the Ceding Company's home office expenses. Also, expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that the Ceding Company admits are payable are not a claim expense under this Agreement.

       g.     EXTRACONTRACTUAL DAMAGES.
              -------------------------
              The Reinsurer will not participate in and will not be liable to pay the Ceding Company or others for any amounts in excess of the Reinsurer's Net Amount at Risk. Extracontractual damages or liabilities and related expenses and fees are specifically excluded from the reinsurance coverage provided under this Agreement. Extracontractual damages are any damages awarded against the Ceding Company, including, for example, those resulting from negligence, reckless or intentional conduct, fraud, oppression, or bad faith committed by the Ceding Company in connection with the mortality risk insurance reinsured under this Agreement.

              The excluded extracontractual damages will include, by way of example and not limitation:

              i.    Actual and consequential damages;
              ii.   Damages for emotional distress or oppression;
              iii.  Punitive, exemplary or compensatory damages;
              iv.   Statutory damages, fines, or penalties;
              v. Amounts in excess of the risk reinsured hereunder that the Ceding Company pays to settle a dispute or claim;
              vi.   Third-party attorney fees, costs and expenses.

14.    POLICY CHANGES.
       ---------------
       a.     NOTICE.
              -------
              If a reinsured policy is changed, a corresponding change will be made in the reinsurance coverage for that policy. The Ceding Company will notify the Reinsurer of the change in the Ceding Company's next accounting statement.

       b.     INCREASES.
              ----------
              If life insurance on a reinsured policy is increased and the increase is subject to new underwriting evidence, then the increase of life insurance on the reinsured policy will be handled the same as the issuance of a new policy. If the increase is not subject to new underwriting evidence, and increases are scheduled and known at issue, then the increase will be automatically accepted by the Reinsurer, but the total amount of reinsurance is not to exceed the Reinsurer's Automatic Acceptance Limits shown in Section 4 of Schedule a. Coinsurance premiums will be based on the original issue age, duration since issuance of the original policy and the original underwriting classification. Other increases not subject to new underwriting evidence are not allowed under this agreement.

       c.     REDUCTION OR TERMINATION.
              -------------------------
              If life insurance on a reinsured policy is reduced, then reinsurance will be reduced proportionately so that the portion reinsured, as outlined in Schedule A, remains the same. If life insurance on a reinsured policy is terminated, then reinsurance will cease on the date of such termination.

              Reductions and terminations are permitted only when the underlying policyholder directs such a reduction or termination of the issuing company policy that is in force at the time that the reductions and terminations take place.

       d.     RISK CLASSIFICATION CHANGES.
              ----------------------------
              If a policyholder requests a Table Rating reduction or removal of a Flat Extra, such change will be underwritten according to the Ceding Company's Underwriting Guidelines as set forth in Exhibit
              I. Risk classification changes on facultative policies will be subject to the Reinsurer's approval.

15.    TERMS CONVERSIONS, EXCHANGES AND REPLACMENTS.
       ---------------------------------------------
       a.     NOTICE.
              -------
              If a policy reinsured under this Agreement is converted, exchanged or replaced, as defined below in 15.b and 15.c, the Ceding Company will notify the Reinsurer of the change in the Ceding Company's next accounting statement. Unless mutually agreed otherwise in writing, policies that are not reinsured with the Reinsurer and that convert, exchange or replace to a plan covered under this Agreement will not be reinsured hereunder.

       b.     TERM CONVERSIONS.
              -----------------
              For purpose of this Agreement, a term conversion is a contractual right of the insured to replace a term policy with a permanent plan without evidence of insurability. The Reinsurer will continue to reinsure policies resulting from a term conversion of any policy reinsured under this Agreement, in an amount not to exceed the original amount reinsured hereunder. If the policy converts to a plan reinsured with the Reinsurer under either this Agreement or another Agreement, the reinsurance rates for the converted policy will be the reinsurance rates contained in the Agreement that covers the plan to which the original policy is converting. If the policy converts to a plan not reinsured with the Reinsurer, the reinsurance will continue under this Agreement on a yearly renewable term basis using the YRT conversion rates set forth in Section 4 of Schedule B.

              Reinsurance rates for term conversions will be point in scale (based on the original issue age, duration, and original underwriting class since issuance of the original policy). The recapture period applicable to the original policy will govern the converted policy and duration will be measured from the effective date of the original policy. Reinsurer will not reimburse Ceding Company for any conversion credits Ceding Company supplies to the insured.

              If the term conversion results in an increase in risk amount, the increase will be underwritten by the ceding Company as new business and will be eligible for reinsurance coverage under this Agreement as new business.

              When a conversion is fully underwritten, the resulting policy will be administered the same as the issuance of a new policy.

       c.     EXCHANGES AND REPLACEMENTS.
              ---------------------------
              For purpose of this Agreement, an exchange or replacement is a new policy replacing an existing policy of the same type, where the new policy lacks at least one of the following characteristics: new business underwriting, full first year commissions, new suicide period, or new contestable period. New policies resulting from exchanges or replacements in the insurance reinsured hereunder will continue to be ceded to the Reinsurer under this Agreement, in an amount not to exceed the original amount reinsured hereunder.

              Reinsurance rates for exchanges or replacements will be those in effect at issuance of the original policy and will be point in scale (based on the original issue age, duration, and original underwriting class since issuance of the original policy). The recapture period applicable to the original policy will govern the new policy and duration will be measured from the effective date of the original policy.

              If an exchange or replacement results in an increase in risk amount, the increase will be underwritten by the Ceding Company as new business and will be eligible for reinsurance coverage under this Agreement as new business.

              When an exchange or replacement is fully underwritten with new suicide and contestable periods and full first year commissions, the resulting policy will be administered the same as the issuance of a new policy.

16.    POLICYHOLDER REINSTATEMENTS.
       ----------------------------
       a.     AUTOMATIC REINSTATEMENT.
              ------------------------
              If the Ceding Company reinstates a policy that was originally ceded to the Reinsurer as automatic reinsurance using conventional underwriting practices, the Reinsurer's reinsurance for that policy will be reinstated.

       b.     FACULTATIVE REINSTATEMENT.
              --------------------------
              If the Ceding Company has been requested to reinstate a policy that was originally ceded to the Reinsurer as facultative reinsurance, the Ceding Company will resubmit the case to the Reinsurer for underwriting approval before the reinsurance can be reinstated.

       c.     PREMIUM ADJUSTMENT.
              -------------------
              Coinsurance premiums for the interval during which the policy was lapsed will be paid to the Reinsurer on the same basis as the Ceding Company charged its policy owner for the reinstatement.

17.    INCREASE IN MAXIMUM DOLLAR RETENTION LIMITS AND RECAPTURE.
       ----------------------------------------------------------
       a.     NEW BUSINESS.
              -------------
              If the Ceding Company increases its Maximum Dollar Retention Limits listed in Section 3 of Schedule A, then it may, at its option and with 90 days' written notice to the Reinsurer, increase its Maximum Dollar Retention Limits shown in Section 3 of Schedule A for policies issued after the effective date of the Maximum Dollar Retention Limit increase.

              A change to the Ceding Company's Maximum Dollar Retention Limits will not affect the reinsured policies in force except as specifically provided in Article 17.b, below. Furthermore, unless agreed between the parties, an increase in Ceding Company's Maximum Dollar Retention Limits will not effect an increase in the total risk amount that it may automatically cede to the Reinsurer.

       b.     RECAPTURE.
              ----------
              If the Ceding Company increases its Maximum Dollar Retention Limits shown in Section 3 of Schedule A, then it may, with 90 day's Written notice to the reinsurer, reduce or recapture the reinsurance in force subject to the following requirments:

              i. An in-force cession is not eligible for recapture until it has been reinsured for the minimum number of years shown in
                    Section 7 of Schedule A. The effective date of the reduction in reinsurance will be the later of the first policy anniversary following the expiration of the 90-day notice period to recapture and the policy anniversary date when the required minimum number of years is attained.

              ii. On all policies eligible for recapture, reinsurance will be reduced by the amount necessary to increase the total insurance retained up to the new Maximum Dollar Retention Limits

              iii. If more than one policy per life is eligible for recapture, then any recapture must be effected beginning with the policy with the earliest issue date and continuing in chronological order according to the remaining policies' issue dates.

              iv. The Ceding Company may not rescind its election to recapture for policies becoming eligible at future anniversaries.

              v. Recapture of reinsurance will not be allowed on any policy for which the Ceding Company did not keep its Maximum Dollar Retention Limit at issue. The Ceding Company's Maximum Dollar Retention Limits are stated in Section 3 of Schedule A.

              vi. If any policy eligible for recapture is also eligible for recapture from other reinsurers, the reduction in the Reinsurer's reinsurance on that policy will be in proportion to the total amount of reinsurance on the life with all reinsurers.

              vii. Recapture will not be made on a basis that may result in any anti-selection against the Reinsurer. The Reinsurer maintains the discretion to determine when anti-selection has occurred.

              viii. Upon the effective date of recapture and again six months following the recapture, the Reinsurer will calculate a terminal accounting that will include a refund of unearned premiums and unpaid claims. The Reinsurer will not pay to the Ceding Company any amount representing the reserve held on the business. Payment of amounts specified in the terminal accounting will be the Reinsurer's full and final payment to the Ceding Company.

18.    ERROR AND OMISSION.
       -------------------
       Any unintentional or accidental failure of the Ceding Company or the Reinsurer to comply with the terms of this Agreement which can be shown to be the result of an oversight, misunderstanding or clerical error, will not be deemed a breach of this Agreement. Upon discovery, the error will be corrected so that both parties are restored to the position they would have occupied had the oversight, misunderstanding or clerical error not occurred. Should it not be possible to restore both parties to such a position, the Ceding Company and the Reinsurer will negotiate in good faith to equitably apportion any resulting liabilities and expenses.

       This Article applies only to oversights, misunderstandings or clerical errors relating to the administration of reinsurance covered by this Agreement. This provision does not apply to the administration of the insurance provided by the Ceding Company to its insured or any other errors or omissions committed by the Ceding Company with regard to the policy reinsured hereunder.

19.    INSOLVENCY.
       -----------
       In the event that the Ceding Company is deemed insolvent, all reinsurance death claims payable hereunder will be payable by the Reinsurer directly to the Ceding Company, its liquidator, receiver or statutory successor, without diminution because of the insolvency of the Ceding Company. It is understood, however, that in the event of such insolvency, the liquidator or receiver or statutory successor of the Ceding Company will give written notice to the Reinsurer of the pendency of a death claim against the Ceding Company on a risk reinsured hereunder within a reasonable time after such death or claim is filed in the insolvency proceeding. Such notice will indicate the policy reinsured and whether the death claim could involve a possible liability on the part of the Reinsurer. During the pendency of such death claim, the Reinsurer may investigate such death claim and interpose, at its owne xpense, in the proceeding where such death claim is to be adjudicated, any defense or defenses it may deem available to the Ceding Company, its liquidator, receiver or statutory successor. It is further understood that the expense thus incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are participating in the same death claim and a majority in interest (determined with respect to shares of Net Amount at Risk) elects to interpose a defense or defenses to any such death claim, the expense will be apportioned among the reinsurers in the same proportion that the reinsurer's net liability bears to the sum of the net liability of all reinsurers on the insured's date of death.

20.    ARBITRATION.
       ------------
       a.     GENERAL
              -------
              Notwithstanding any other provision, all disputes and other matters in question between the parties, arising out of, or relating to this Agreement, will be submitted exclusively to arbitration upon the written request of either party. The disputes and matters subject to arbitration include, but are not limited to disputes upon or after termination of this Agreement, and issues respecting the existence, scope and validity of this Agreement. The arbitrators are to seek efficiencies in time and expense. The arbitrators are not bound to comply strictly with the rules of evidence

              The arbitration panel also has, for example, the authority to issue subpoenas to third parties compelling pre-hearing depositions, and for document production. The arbitrators will have the authority to interpret this Agreement and, in doing so, will consider the customs and practices of the life insurance and life reinsurance industries. The arbitrators will consider this Agreement an honorable engagement rather than merely a legal obligation, and they are relieved of all judicial formalities and may abstain from following the strict rules of law.

       b.     NOTICE.
              -------
              To initiate arbitration, one of the parties will notify the other, in writing, of its desire to arbitrate. The notice will state the nature of the dispute and the desired remedies. The party to which the notice is sent will respond to the notification in writing within 10 days of receipt of the notice. At that time, the responding party will state any additional dispute it may have regarding the subject of arbitration.

       c.     PROCEDURE.
              ----------
              Arbitration will be heard before a panel of three arbitrators.
              The arbitrators will be current or former executive officers of life insurance or life reinsurance companies other than either party or an affiliate of either party. Each party will appoint one arbitrator. Notice of the appointment of these arbitrators will be given by each party to the other party within 30 days of the date of mailing of the notification initiating the arbitration. These two arbitrators will, as soon as possible, but no longer that 45 days after the day of the mailing of the notification initiating the arbitration, then select the third arbitrator. In the event that either party should fail to choose an arbitrator within 30 days after the other party has given notice of its arbitrator appointment, the party which has already appointed an arbitrator may choose an additional arbitrator, and the two will, in turn, choose a third arbitrator before entering arbitration. If the two arbitrators are unable to agree upon the selection of a third arbitrator within 30 days following their appointment, each arbitrator will nominate three candidates within 10 days there after, two of whom the other will decline and the decision will be made by drawing lots.

              Once chosen, the three arbitrators will have the authority to decide all substantive and procedural issues by a majority vote. The arbitrators will operate in a fair but cost efficient manner. For example, the arbitrators are not bound by technical rules of evidence and may limit the use of depositions and discovery. The arbitratiion hearing will be held on the date fixed by the arbitrators at a location agreed upon by the parties. The arbitrators will issue a written decision from which there will be no appeal. Either party may reduce this decision to a judgment before any court that has jurisdiction of the subject of the arbitration.

              Each party will pay the fees of its own attorneys, the arbitrator appointed by that party, and all other expenses connected with the presentation of its own case. The two parties will share equally in the cost of the third arbitrator.

              The arbitration panel may, in its discretion, award attorneys' fees, costs, expert witness fees, expenses and interest, all as it deems appropriate to the prevailing party.


21.    OFFSET.
       -------
       All amounts due or otherwise accrued to any of the parties hereto or any of their parents, affiliates, or subsidiaries, whether by reason of premiums, losses, expenses, or otherwise, under this Agreement or any other contract heretofore or hereafter entered into, will at all times be fully subject to the right of offset and only the net balance will be due and payable. The right of offset will not be affected or diminished because of the insolvency of either party.

22.    GOOD FAITH: FINANCIAL SOLVENCY.
       -------------------------------
       This Agreement is entered into in reliance on the utmost good faith of the parties including, for example, their warranties, representations and disclosures. It requires the continuing utmost good faith of the parties, their representatives, successors, and assigns. This includes a duty of full and fair disclosure of all information respecting the formation and continuation of this contract and the business reinsured hereunder. Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed. Each party agrees to promptly notify the other if it is subsequently financially impaired.

       In addition, the Ceding Company affirms that it has disclosed and will continue to disclose to the Reinsurer all matters material to this Agreement, such as its underwriting and policy issues (rules, philosophies, practices, and management personnel), its financial condition, studies and reports on the business reinsured, and any change in its ownership or control. The Reinsurer or its representatives have the right at any reasonable time to inspect the Ceding Company's records relating to this Agreement.


23.    TREATMENT OF CONFIDENTIAL INFORMATION
       -------------------------------------
       Except for the purpose of carrying out this Agreement and as required by law, the Reinsurer will not disclose or use any non-public personally identifiable customer or claimant information ("Customer/Claimant Information") provided by the Ceding Company to the Reinsurer, as such Customer/Claimant Information is defined by the Gramm-Leach-Bliley Act and related regulations. Such Customer/Claimant Information will be shared only with those entities with which the Reinsurer may, from time to time, contract in accordance with the fulfillment of the terms of this Agreement, including but not limited to the Reinsurer's retrocessionaires and the Reinsurer's affiliates.

       To the extent that Reinsurer contracts with a third party that obtains Customer/Claimant Information in order to provide services under this Agreement, the Reinsurer agrees to use its best effort to obtain contractual confidentiality protections to require the third party to hold the Customer/Claimant Information in strict confidence and not disclose it to any person unless required by law. The obligations of the Reinsurer set forth in this Article shall survive the termination of this Agreement.

24.    TERM OF THIS AGREEMENT AND TERMINATION.
       ---------------------------------------
       The Ceding Company will maintain and continue the reinsurance provided in this Agreement as long as the policy to which it relates is in force or has not been fully recaptured. This Agreement may be terminated, without cause, for the acceptance of new reinsurance after 90 days written notice of termination by either party to the other. The Reinsurer will continue to accept reinsurance during this 90 day period. The Reinsurer's acceptance will be subject to both the terms of this Agreement and the Ceding Company's payment of applicable reinsurance premiums. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties materially breaches this Agreement, or becomes insolvent or financially impaired.

25.    MEDICAL INFORMATION BUREAU.
       ---------------------------
       The Reinsurer is required to strictly adhere to the Medical Information Bureau Rules, and the Ceding Company agrees to abide by these Rules, as amended from time to time. The Ceding Company will not submit a preliminary notice, application for reinsurance, or reinsurance cession to the Reinsurer unless the Ceding Company has an authentic, signed preliminary or regular application for insurance in its home office and the current required Medical Information Bureau authorization.

26.    SEVERABILITY.
       -------------
       In the event that any court, arbitrator, or administrative agency determines any provision or term of this Agreement to be invalid, illegal or unenforceable, all of the other terms and provisions of this Agreement will remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. However, in the event this Article is exercised and the Agreement no longer reflect the original intent of the parties, the parties agree to attempt to renegotiate this Agreement in good faith to carry out its original intent.

27.    SURVIVAL.
       ---------
       All provisions of this Agreement will survive its termination to the extent necessary to carry out the purpose of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

28.    NON-WAIVER.
       -----------
       No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement will be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties will be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement will not constitute a waiver by such party of its right to do so, nor will it be deemed to be an act of ratification or consent.

                                   SCHEDULE A
                               COVERAGE AND LIMITS

1.     PLANS REINSURED:
       The policy plans and supplemental benefits eligible for automatic and facultative reinsurance coverage are:

             Plans                                          Plan Codes
MEMBERS Level Premium Term Series 10                          03-15YTG
MEMBERS Level Premium Term Series 15                          03-15YTG
MEMBERS Level Premium Term Series 20                          03-20YTG
MEMBERS Level Premium Term Series 30                          03-30YTG
Other Insured Rider - 10                                     03OIR10YG
Other Insured Rider - 15                                     03OIR15YG
Other Insured Rider - 20                                     03OIR20YG
Other Insured Rider - 30                                     03OIR30YG

2.     REINSURANCE AMOUNT:
       a.     Automatic Reinsurance:
              ----------------------
              For Net Amounts at Risk less than $100,000, the Ceding Company will retain 100.0% of the Net Amount at Risk, as defined in
              Section 8 of Schedule A, per life on a policy reinsured hereunder.

              For Net Amounts at Risk greater than or equal to $100,000, the Ceding Company will retain 20.0% of the Net Amount at Risk, as defined in Section 8 of Schedule A, per life on a policy reinsured hereunder, up to the Ceding Company's Maximum Dollar Retention Limits as shown in Section 3 of Schedule A; with the remaining amount to be ceded to the pool.

              The Reinsurer will reinsure 50.0% of the ceded Net Amount at Risk, subject to the Reinsurer's Automatic Acceptance Limits in
              Section 4 of Schedule A.

       b.     Facultative Reinsurance.
              ------------------------
              The Ceding Company's amount and the Reinsurer's amount of the Net Amount at Risk will be determined on a case-by-case basis for facultative cessions.

3.     CEDING COMPANY'S MAXIMUM DOLLAR RETENTION LIMITS:

Issue Ages                                   Tables A-P
   0-69                                      $1,000,000
    70+                                      $  500,000

4.     REINSURER'S AUTOMATIC ACCEPTANCE LIMITS:
       On each life, the amount automatically reinsured under all agreements with the Reinsurer must not exceed the following:

Issue Ages                          Underwriting Classifications
                                   4 times the Ceding Company's
                                 Maximum Dollar Retention Limits, as
    All                           shown above in Section 3 of this
                                 Schedule A, subject to a $4,000,000
                                             maximum.

5.     AUTOMATIC IN FORCE AND APPLIED FOR LIMIT:
       $10,000,000

6.     NET COINSURANCE PREMIUM DUE:
       Net coinsurance premiums are due annually in advance. These premiums are due on the issue date and each subsequent policy anniversary.

7.     RECAPTURE PERIOD:
       Recapture is only allowed in accordance with Article 17.b of this Agreement. In accordance with Article 17.b, the Ceding Company may recapture existing business up to its new Maximum Dollar Retention Limits for business that has been in effect for 10 years or for the length of the level term period of the reinsured product, whichever occurs later.

8.     NET AMOUNT AT RISK:
       For purposes of this Agreement, the Net Amount at Risk for a policy is the policy face amount.

       For purpose of this Agreement, the Reinsurer's Net Amount at Risk for a policy is the Reinsurer's amount, as determined in Section 2 of Schedule A, of the Net Amount at Risk.

9.     RESERVES:
       The Reinsurer will hold reinsurance reserves in accordance with all applicable laws and regulations that the Reinsurer deems controlling.

10.    ADDITIONAL UNDERWRITING REQUIREMENTS:
       The following requirements apply to business reinsured under this Agreement. These requirements are in addition to the conventional underwriting and issue practices described in Article 3.a. of this Agreement.

                              BLOOD PROFILE LIMITS:


       Where permitted by law, a blood profile including an HIV test is required according to the age and amount conditions described below. When the HIV is not permitted, a T-Cell ratio.

Issue Age                                 Applied For Amount
   0-15                                           NA
   16+                                         $100,000

                                   SCHEDULE B
                            NET COINSURANCE PREMIUMS
                            ------------------------

1.     AUTOMATIC NET COINSURANCE PREMIUMS - LIFE:
       a. Net Coinsurance premiums pursuant to Article 7.c. are determined using the following: the standard annual coinsurance premiums per $1000 reinsured are the CUNA Mutual Life Insurance Company 2003 Members 10, 15, 20 & 30 Year Level Term Premium Rates attached to this Schedule B as Schedule B -- I. The first year coinsurance allowance is 100%. Renewal years coinsurance allowances are:

               Band      Preferred       Preferred       Standard       Preferred    Standard
                          Plus NT           NT              NT           Tobacco      Tobacco
10YT         $100-249       20%             13%             23%             23%         22%
             $250-499       12%             5%              20%             23%         23%
              $500+         9%              4%              20%             24%         25%
15YT         $100-249       12%             4%              14%             19%         17%
             $250-499       5%              0%              12%             19%         18%
             $500+          4%              0%              13%             21%         21%
20YT         $100-249       23%             18%             28%             30%         27%
             $250-499       15%             11%             24%             28%         27%
             $500+          11%             7%              23%             28%         27%
30YT         $100-249       26%             27%             39%             33%         36%
             $250-499       20%             22%             35%             33%         35%
             $500+          14%             17%             33%             33%         35%

       b. Table rated substandard coinsurance premiums are the appropriate multiple of the standard coinsurance premiums (25% per table).

       c. Flat Extra coinsurance premiums are the policy owner premiums less the following allowances:

Permanent flat extra premiums (for more than 5 years duration)
First Year                              75%
Renewal Year                            10%

Temporary flat extra premiums (for 5 years or less duration)
All Years                               10%

       2.     AUTOMATIC NET COINSURANCE PREMIUMS - SUPPLEMENTAL BENEFITS LIFE:
              For The Other Insured Rider, net Coinsurance premiums pursuant to
              Article 7.c. Level are determined using the following: the standard annual coinsurance premiums per $1000 reinsured are the CUNA Mutual Life Insurance Company 2003 Members 10, 15, 20 & 30 Year Term Premium Rates attached to this Schedule B as Schedule
              B -- I. The first year coinsurance allowance is 100%. Renewal years coinsurance allowances are:

           Band      Preferred   Preferred   Standard    Preferred   Standard
                      Plus NT       NT          NT        Tobacco     Tobacco
10YT       $100-249    20%         13%         23%         23%         22%
           $250-499    12%         5%          20%         23%         23%
           $500+       9%          4%          20%         24%         25%
15YT       $100-249    12%         4%          14%         19%         17%
           $250-499    5%          0%          12%         19%         18%
           $500+       4%          0%          13%         21%         21%
20YT       $100-249    23%         18%         28%         30%         27%
           $250-499    15%         11%         24%         28%         27%
           $500+       11%         7%          23%         28%         27%
30YT       $100-249    26%         27%         39%         33%         36%
           $250-499    20%         22%         35%         33%         35%
           $500+       14%         17%         33%         33%         35%

3.     AGE BASIS:
       Age Last Birthday

4.     RATES AFTER EXERCISEE OF TERM CONVERSION OPTION:
       Annual reinsurance premiums following term conversions are the Security Life Reinsurance Rates For After Conversion attached to this Schedule B as Schedule B--II. Converted policies will be reinsured on a YRT basis and the reinsurance rates will be based on the original issue age, duration since issuance of the policy and the original underwriting classification.

                                  SCHEDULE B-I
                            NET COINSURANCE PREMIUMS
                            ------------------------

                      Standard Annual Coinsurance Premiums
                      ------------------------------------

CUNA Mutual Life Insurance Company 2003 Members 10,15,20,& 30 Year Level Term Premium Rates.

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 10 2003
                            Band 2: $100,000-$249,000

Issue          Male-NT            Male-Tob     Issue           Female-NT          Female-Tob
=====   ====================    ============   =====     ===================    =============
 Age    Prf+     Prf    Std     Prf     Std     Age      Prf+    Prf    Std     Prf      Std
=====   ====    ====    ====    ====    ====   =====     ====    ====   ====    ====     ====
16-25   0.66    0.79    1.01    1.40    1.86   16.25     0.57    0.70   0.88    1.17     1.56
   26   0.66    0.79    1.01    1.41    1.87      26     0.57    0.70   0.88    1.18     1.58
   27   0.66    0.79    1.02    1.42    1.89      27     0.57    0.70   0.88    1.19     1.59
   28   0.67    0.80    1.02    1.43    1.90      28     0.58    0.71   0.89    1.21     1.61
   29   0.67    0.80    1.03    1.44    1.92      29     0.58    0.71   0.89    1.22     1.62

   30   0.67    0.80    1.03    1.45    1.93      30     0.58    0.71   0.89    1.23     1.64
   31   0.67    0.80    1.03    1.46    1.95      31     0.58    0.71   0.89    1.24     1.65
   32   0.66    0.79    1.03    1.47    1.96      32     0.58    0.70   0.88    1.25     1.66
   33   0.66    0.79    1.03    1.49    1.99      33     0.58    0.70   0.88    1.26     1.67
   34   0.66    0.80    1.04    1.53    2.04      34     0.59    0.70   0.89    1.28     1.71

   35   0.68    0.82    1.08    1.60    2.14      35     0.61    0.72   0.92    1.34     1.78
   36   0.71    0.86    1.14    1.71    2.29      36     0.64    0.76   0.97    1.43     1.90
   37   0.76    0.92    1.22    1.85    2.47      37     0.69    0.81   0.10    1.55     2.06
   38   0.81    0.99    1.32    2.01    2.69      38     0.74    0.87   1.12    1.69     2.24
   39   0.86    1.07    1.42    2.19    2.92      39     0.78    0.93   1.20    1.83     2.42

   40   0.92    1.14    1.52    2.37    3.17      40     0.83    0.98   1.28    1.97     2.60
   41   0.97    1.21    1.62    2.56    3.42      41     0.87    1.02   1.34    2.09     2.76
   42   1.03    1.28    1.72    2.75    3.68      42     0.90    1.06   1.40    2.21     2.91
   43   1.08    1.35    1.83    2.96    3.96      43     0.93    1.10   1.46    2.34     3.07
   44   1.15    1.44    1.95    3.19    4.27      44     0.97    1.14   1.53    2.47     3.24

   45   1.23    1.54    2.09    3.44    4.61      45     1.02    1.20   1.61    2.62     3.44
   46   1.32    1.65    2.25    3.71    4.98      46     1.08    1.27   1.71    2.79     3.66
   47   1.42    1.78    2.42    3.99    5.36      47     1.14    1.35   1.82    2.96     3.90
   48   1.53    1.92    2.60    4.30    5.78      48     1.21    1.44   1.93    3.15     4.15
   49   1.65    2.07    2.81    4.64    6.25      49     1.29    1.54   2.06    3.36     4.43

   50   1.79    2.24    3.04    5.03    6.77      50     1.37    1.64   2.20    3.58     4.73
   51   1.94    2.42    3.29    5.45    7.34      51     1.45    1.74   2.34    3.81     5.04
   52   2.10    2.61    3.55    5.90    7.94      52     1.54    1.85   2.48    4.04     5.35
   53   2.27    2.82    3.84    6.39    8.60      53     1.63    1.96   2.64    4.30     5.69
   54   2.47    3.06    4.17    6.94    9.34      54     1.73    2.09   2.82    4.59     6.08

   55   2.69    3.33    4.55    7.56   10.19      55     1.86    2.24   3.03    4.93     6.54
   56   2.93    3.62    4.96    8.23   11.11      56     2.01    2.42   3.28    5.32     7.07
   57   3.18    3.93    5.39    8.92   12.08      57     2.17    2.61   3.55    5.75     7.66
   58   3.46    4.27    5.87    9.70   13.16      58     2.36    2.82   3.84    6.23     8.31
   59   3.79    4.67    6.42   10.61   14.42      59     2.56    3.06   4.17    6.74     9.02

   60   4.19    5.14    7.09   11.68   15.92      60     2.78    3.31   4.53    7.31     9.80
   61   4.62    5.66    7.81   12.87   17.59      61     3.00    3.57   4.89    7.89    10.61
   62   4.62    6.20    8.58   14.15   19.38      62     3.23    3.82   5.26    8.49    11.44
   63   5.61    6.83    9.45   15.60   21.41      63     3.48    4.11   5.66    9.15    12.36
   64   6.25    7.58   10.51   17.30   23.77      64     3.79    4.46   6.15    9.92    13.42

   65   7.04    8.53   11.83   19.32   26.57      65     4.17    4.90   6.77   10.84    14.68
   66   8.22    9.96   13.82   22.22   30.56      66     4.74    5.58   7.70   12.16    16.47
   67   9.40   11.40   15.81   25.12   34.54      67     5.32    6.25   8.64   13.48    18.26
   68  10.59   12.83   17.79   28.01   38.53      68     5.89    6.93   9.57   14.81    20.05
   69  11.77   14.27   19.78   30.91   42.51      69     6.47    7.60  10.51   16.13    21.84

   70  12.95   15.70   21.77   33.81   46.50      70     7.04    8.28  11.44   17.45    23.63

                             * Add $50.00 policy fee
             OIR rates for ages 0-15 equal age 16 non-tobacco rates.

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premium per $1,000*
                             MEMBERS Level - 10 2003
                            Band 3: $250,000-$449,000

Issue          Male-NT              Male-Tob      Issue          Female-NT         Female-Tob
=====    ====================    ==============   =====    ===================   =============
Age      Prf+    Prf     Std     Prf       Std     Age      Prf+   Prf    Std     Prf      Std
=====   =====   =====   =====    =====    =====   =====    =====  =====  =====   =====   =====
16-25    0.46    0.59    0.81     1.20     1.66   16-25     0.37   0.50   0.68    0.97    1.36
   26    0.46    0.59    0.81     1.21     1.67      26     0.37   0.50   0.68    0.98    1.38
   27    0.46    0.59    0.82     1.22     1.69      27     0.37   0.50   0.68    0.99    1.39
   28    0.47    0.60    0.82     1.23     1.70      28     0.38   0.51   0.69    1.01    1.41
   29    0.47    0.60    0.83     1.24     1.72      29     0.38   0.51   0.69    1.02    1.42

   30    0.47    0.60    0.83     1.25     1.73      30     0.38   0.51   0.69    1.03    1.44
   31    0.47    0.60    0.83     1.26     1.75      31     0.38   0.51   0.69    1.04    1.45
   32    0.46    0.59    0.83     1.27     1.77      32     0.38   0.50   0.69    1.05    1.46
   33    0.46    0.59    0.83     1.29     1.79      33     0.38   0.50   0.68    1.06    1.47
   34    0.46    0.60    0.85     1.33     1.84      34     0.39   0.50   0.69    1.09    1.51

   35    0.48    0.62    0.88     1.40     1.94      35     0.41   0.52   0.72    1.14    1.58
   36    0.51    0.66    0.94     1.51     2.08      36     0.44   0.55   0.77    1.23    1.70
   37    0.55    0.71    1.01     1.64     2.26      37     0.48   0.60   0.83    1.34    1.85
   38    0.60    0.78    1.10     1.80     2.48      38     0.52   0.65   0.91    1.47    2.02
   39    0.65    0.85    1.20     1.97     2.71      39     0.57   0.71   0.99    1.61    2.20

   40    0.71    0.92    1.30     2.15     2.95      40     0.61   0.76   1.06    1.74    2.37
   41    0.76    0.99    1.40     2.34     3.20      41     0.65   0.81   1.13    1.87    2.53
   42    0.82    1.07    1.51     2.54     3.47      42     0.69   0.85   1.19    1.99    2.69
   43    0.88    1.15    1.62     2.75     3.76      43     0.73   0.89   1.25    2.12    2.86
   44    0.95    1.24    1.75     2.99     4.07      44     0.77   0.94   1.33    2.27    3.04

   45    1.03    1.34    1.89     3.24     4.41      45     0.82   1.00   1.41    2.42    3.24
   46    1.12    1.45    2.05     3.51     4.77      46     0.88   1.07   1.51    2.59    3.46
   47    1.22    1.57    2.21     3.79     5.15      47     0.94   1.15   1.61    2.76    3.70
   48    1.32    1.70    2.40     4.10     5.57      48     1.01   1.23   1.73    2.95    3.95
   49    1.44    1.85    2.60     4.43     6.03      49     1.09   1.32   1.85    3.15    4.22

   50    1.58    2.02    2.83     4.82     6.55      50     1.17   1.42   1.99    3.37    4.52
   51    1.73    2.20    3.08     5.24     7.12      51     1.25   1.52   2.13    3.60    4.83
   52    1.89    2.40    3.35     5.69     7.72      52     1.34   1.63   2.28    3.84    5.14
   53    2.07    2.62    3.64     6.18     8.39      53     1.43   1.75   2.43    4.09    5.48
   54    2.26    2.86    3.97     6.74     9.14      54     1.54   1.88   2.62    4.39    5.88

   55    2.49    3.13    4.35     7.36     9.99      55     1.67   2.04   2.83    4.73    6.34
   56    2.73    3.42    4.75     8.02    10.91      56     1.82   2.22   3.07    5.12    6.87
   57    2.98    3.72    5.18     8.72    11.87      57     1.98   2.41   3.34    5.55    7.46
   58    3.26    4.06    5.65     9.50    12.95      58     2.16   2.62   3.64    6.02    8.10
   59    3.59    4.46    6.21    10.40    14.20      59     2.36   2.85   3.96    6.53    8.81

   60    3.99    4.93    6.87    11.47    15.70      60     2.58   3.10   4.32    7.10    9.59
   61    4.43    5.45    7.60    12.67    17.37      61     2.81   3.36   4.68    7.69   10.40
   62    4.89    6.00    8.37    13.95    19.17      62     3.04   3.62   5.06    8.29   11.24
   63    5.43    6.63    9.26    15.41    21.21      63     3.29   3.92   5.47    8.96   12.16
   64    6.06    7.39   10.32    17.11    23.57      64     3.60   4.27   5.96    9.72   13.22

   65    6.84    8.33   11.63    19.12    26.37      65     3.97   4.70   6.57   10.64   14.48
   66    7.99    9.73   13.53    21.99    30.33      66     4.52   5.35   7.48   11.94   16.25
   67    9.14   11.13   15.54    24.86    34.28      67     5.07   6.00   8.38   13.24   18.01
   68   10.29   12.53   17.49    27.72    38.24      68     5.61   6.64   9.29   14.53   19.78
   69   11.44   13.93   19.45    30.59    42.19      69     6.16   7.29  10.19   15.83   21.54

   70   12.59   15.33   21.40    33.46    46.15      70     6.71   7.94  11.10   17.13   23.31

                            * add $50.00 policy fee.

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 10 2003
                                Band 4: $500,000+

Issue          Male-NT              Male-Tob      Issue         Female-NT         Female-Tob
=====    ====================    ==============   =====   ===================   =============
Age      Prf+    Prf     Std     Prf       Std     Age     Prf+   Prf    Std     Prf      Std
=====   =====   =====   =====    =====    =====   =====   =====  =====  =====   =====   =====
16-25    0.36    0.49    0.71     1.10     1.56   16-25    0.27   0.40   0.58    0.87    1.26
   26    0.36    0.49    0.71     1.11     1.57      26    0.27   0.40   0.58    0.88    1.28
   27    0.36    0.49    0.72     1.12     1.59      27    0.27   0.40   0.58    0.89    1.29
   28    0.37    0.50    0.72     1.13     1.60      28    0.28   0.41   0.59    0.91    1.31
   29    0.37    0.50    0.73     1.14     1.62      29    0.28   0.41   0.59    0.92    1.32

   30    0.37    0.50    0.73     1.15     1.63      30    0.28   0.41   0.59    0.93    1.34
   31    0.37    0.50    0.73     1.16     1.65      31    0.28   0.41   0.59    0.94    1.35
   32    0.36    0.49    0.73     1.17     1.67      32    0.28   0.40   0.59    0.95    1.36
   33    0.36    0.49    0.73     1.19     1.69      33    0.29   0.40   0.59    0.96    1.38
   34    0.36    0.50    0.75     1.23     1.75      34    0.29   0.40   0.60    0.99    1.41

   35    0.38    0.52    0.78     1.30     1.84      35    0.31   0.42   0.62    1.04    1.48
   36    0.41    0.56    0.84     1.40     1.98      36    0.34   0.45   0.66    1.13    1.59
   37    0.45    0.61    0.91     1.54     2.16      37    0.37   0.49   0.72    1.24    1.74
   38    0.49    0.67    1.00     1.69     2.37      38    0.41   0.44   0.79    1.36    1.91
   39    0.55    0.74    1.09     1.86     2.60      39    0.46   0.59   0.87    1.50    2.09

   40    0.60    0.81    1.19     2.04     2.84      40    0.50   0.64   0.94    1.63    2.26
   41    0.66    0.88    1.29     2.23     3.09      41    0.54   0.69   1.01    1.76    2.42
   42    0.71    0.96    1.40     2.43     3.36      42    0.58   0.73   1.07    1.89    2.59
   43    0.78    1.04    1.52     2.65     3.65      43    0.63   0.78   1.15    2.02    2.76
   44    0.85    1.14    1.65     2.88     3.97      44    0.68   0.84   1.22    2.16    2.94

   45    0.93    1.24    1.79     3.14     4.31      45    0.73   0.90   1.31    2.32    3.14
   46    1.02    1.35    1.95     3.41     4.67      46    0.79   0.97   1.41    2.49    3.36
   47    1.12    1.47    2.11     3.69     5.06      47    0.85   1.05   1.51    2.66    3.59
   48    1.22    1.60    2.29     3.99     5.47      48    0.91   1.13   1.62    2.85    3.84
   49    1.34    1.74    2.49     4.33     5.39      49    0.98   1.22   1.74    3.05    4.11

   50    1.48    1.91    2.72     4.71     6.45      50    1.06   1.32   1.88    3.27    4.41
   51    1.63    2.09    2.97     5.13     7.02      51    1.14   1.42   2.02    3.50    4.72
   52    1.79    2.29    3.24     5.59     7.62      52    1.23   1.53   2.17    3.74    5.03
   53    1.97    2.51    3.54     6.08     8.29      53    1.33   1.65   2.33    3.99    5.38
   54    2.17    2.76    3.87     6.64     9.04      54    1.44   1.79   2.52    4.29    5.77

   55    2.39    3.03    4.25     7.26     9.89      55    1.57   1.94   2.73    4.63    6.24
   56    2.63    3.32    4.65     7.92    10.81      56    1.72   2.11   2.97    5.02    6.77
   57    2.88    3.62    5.08     8.62    11.71      57    1.88   2.30   3.24    5.44    7.36
   58    3.16    3.96    5.55     9.39    12.85      58    2.06   2.51   3.53    5.91    8.00
   59    3.49    4.35    6.11    10.29    14.10      59    2.25   2.74   3.85    6.43    8.71

   60    3.88    4.82    6.77    11.36    15.60      60    2.47   2.99   4.21    6.99    9.49
   61    4.32    5.34    7.50    12.56    17.27      61    2.70   3.25   4.58    7.58   10.30
   62    4.79    5.90    8.28    13.85    19.08      62    2.93   3.52   4.95    8.19   11.14
   63    5.33    6.54    9.16    15.31    21.11      63    3.19   3.82   5.37    8.86   12.07
   64    5.97    7.30   10.23    17.01    23.48      64    3.50   4.17   5.86    9.63   13.13

   65    6.74    8.23   11.53    19.02    26.27      65    3.87   4.60   6.47   10.54   14.38
   66    7.87    9.61   13.47    21.87    30.21      66    4.40   5.23   7.36   11.83   16.13
   67    9.01   10.99   15.41    24.73    34.15      67    4.94   5.87   8.25   13.11   17.89
   68   10.14   12.38   17.34    27.58    38.09      68    5.47   6.50   9.15   14.40   19.64
   69   11.28   13.76   19.28    30.44    42.03      69    6.01   7.14  10.04   15.68   21.40

   70   12.41   15.14   21.22    33.29    45.97      70    6.54   7.77  10.93   16.97   23.15

                            * add $50.00 policy fee.

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 15 2003
                            Band 2: $100,000-$249,000

Issue          Male-NT              Male-Tob      Issue         Female-NT         Female-Tob
=====    ====================    ==============   =====   ===================   =============
Age      Prf+    Prf     Std     Prf       Std     Age     Prf+   Prf    Std     Prf      Std
=====   =====   =====   =====    =====    =====   =====   =====  =====  =====   =====   =====
16-25   0.72     0.87    1.08     1.56     2.02   16-25    0.63   0.76  0.95     1.29    1.68
   26   0.72     0.87    1.09     1.58     2.05      26    0.63   0.76  0.96     1.31    1.71
   27   0.72     0.88    1.10     1.60     2.08      27    0.64   0.77  0.96     1.33    1.74
   28   0.73     0.88    1.11     1.63     2.12      28    0.64   0.77  0.97     1.36    1.76
   29   0.73     0.89    1.12     1.65     2.15      29    0.65   0.78  0.97     1.38    1.79

   30   0.73     0.89    1.13     1.67     2.18      30    0.65   0.78  0.98     1.40    1.82
   31   0.73     0.89    1.14     1.70     2.23      31    0.65   0.78  0.98     1.43    1.85
   32   0.73     0.89    1.15     1.74     2.28      32    0.65   0.78  0.98     1.45    1.89
   33   0.73     0.89    1.16     1.78     2.34      33    0.65   0.78  0.99     1.48    1.92
   34   0.74     0.90    1.19     1.84     2.42      34    0.66   0.78  1.00     1.52    1.98

   35   0.76     0.93    1.23     1.93     2.54      35    0.67   0.80  1.03     1.58    2.06
   36   0.80     0.98    1.30     2.05     2.69      36    0.70   0.83  1.08     1.66    2.17
   37   0.85     1.03    1.38     2.19     2.87      37    0.73   0.87  1.14     1.76    2.29
   38   0.91     1.10    1.48     2.36     3.07      38    0.77   0.92  1.21     1.87    2.44
   39   0.97     1.18    1.58     2.55     3.31      39    0.81   0.97  1.29     2.00    2.61

   40   1.04     1.27    1.70     2.77     3.59      40    0.86   1.03  1.37     2.14    2.79
   41   1.11     1.37    1.82     3.02     3.92      41    0.91   1.09  1.45     2.30    3.00
   42   1.19     1.47    1.95     3.31     4.30      42    0.96   1.15  1.54     2.48    3.24
   43   1.28     1.58    2.10     3.62     4.70      43    1.02   1.21  1.63     2.67    3.50
   44   1.37     1.70    2.25     3.94     5.12      44    1.08   1.28  1.72     2.87    3.75

   45   1.47     1.83    2.42     4.26     5.54      45    1.15   1.36  1.83     3.06    4.00
   46   1.57     1.95    2.59     4.55     5.91      46    1.21   1.44  1.94     3.23    4.21
   47   1.67     2.07    2.77     4.81     6.25      47    1.28   1.51  2.05     3.38    4.39
   48   1.78     2.20    2.96     5.10     6.62      48    1.35   1.59  2.17     3.54    4.58
   49   1.91     2.36    3.19     5.45     7.07      49    1.43   1.69  2.31     3.74    4.82

   50   2.08     2.57    3.46     5.90     7.66      50    1.53   1.81  2.41     4.00    5.15
   51   2.27     2.79    3.77     6.46     8.40      51    1.64   1.95  2.65     4.33    5.57
   52   2.48     3.05    4.11     7.09     9.24      52    1.77   2.09  2.85     4.71    6.07
   53   2.72     3.34    4.50     7.80    10.19      53    1.91   2.26  3.06     5.13    6.62
   54   3.00     3.68    4.94     8.57    11.22      54    2.07   2.45  3.31     5.59    7.21

   55   3.32     4.07    5.46     9.42    12.33      55    2.26   2.68  3.61     6.06    7.82
   56   3.68     4.51    6.03    10.31    13.49      56    2.47   2.93  3.94     6.53    8.43
   57   4.07     4.98    6.66    11.24    14.69      57    2.70   3.19  4.29     7.00    9.04
   58   4.51     5.50    7.35    12.26    16.00      58    2.95   3.48  4.68     7.51    9.70
   59   5.01     6.11    8.14    13.39    17.47      59    3.26   3.83  5.14     8.10   10.45

   60   5.59     6.80    9.05    14.69    19.14      60    3.63   4.26  5.68     8.81   11.34
   61   6.38     7.75   10.29    16.42    21.36      61    4.18   4.88  6.44     9.82   12.58
   62   7.17     8.70   11.53    18.14    23.59      62    4.72   5.50  7.21    10.84   13.82
   63   7.97     9.65   12.78    19.87    25.81      63    5.27   6.13  7.97    11.85   15.07
   64   8.76    10.60   14.02    21.59    28.04      64    5.81   6.75  8.74    12.87   16.31

   65   9.55    11.55   15.26    23.32    30.26      65    6.36   7.37  9.50    13.88   17.55

                             * Add $50.00 policy fee
             OIR rates for ages 0-15 equal age 16 non-tobacco rates.

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000 *
                             MEMBERS Level - 15 2003
                            Band 3: $250,000-$499,000

Issue          Male-NT            Male-Tob     Issue           Female-NT          Female-Tob
=====   ====================    ============   =====     ===================    =============
  Age   Prf+     Prf     Std     Prf     Std     Age     Prf+     Prf    Std     Prf      Std
=====   ====    ====    ====    ====    ====   =====     ====    ====   ====    ====     ====
16-25   0.53    0.67    0.88    1.36    1.82   16-25     0.43    0.56   0.76    1.09     1.48
   26   0.53    0.67    0.89    1.38    1.85      26     0.43    0.56   0.77    1.11     1.51
   27   0.53    0.68    0.90    1.40    1.88      27     0.44    0.57   0.77    1.13     1.54
   28   0.54    0.68    0.91    1.43    1.92      28     0.44    0.57   0.78    1.16     1.56
   29   0.54    0.69    0.92    1.45    1.95      29     0.45    0.58   0.78    1.18     1.59

   30   0.54    0.69    0.93    1.47    1.98      30     0.45    0.58   0.79    1.20     1.62
   31   0.54    0.69    0.94    1.50    2.03      31     0.45    0.58   0.79    1.23     1.65
   32   0.54    0.69    0.95    1.54    2.08      32     0.46    0.58   0.79    1.25     1.69
   33   0.54    0.70    0.97    1.58    2.14      33     0.46    0.58   0.79    1.28     1.72
   34   0.55    0.71    0.99    1.64    2.22      34     0.47    0.59   0.80    1.32     1.78

   35   0.57    0.74    1.04    1.73    2.34      35     0.49    0.61   0.83    1.38     1.86
   36   0.61    0.79    1.11    1.85    2.49      36     0.52    0.64   0.88    1.46     1.97
   37   0.66    0.85    1.19    1.99    2.67      37     0.55    0.68   0.94    1.56     2.09
   38   0.72    0.91    1.28    2.16    2.87      38     0.58    0.72   1.01    1.66     2.23
   39   0.78    0.99    1.39    2.35    3.11      39     0.62    0.78   1.09    1.79     2.40

   40   0.85    1.08    1.50    2.57    3.39      40     0.67    0.83   1.17    1.93     2.58
   41   0.92    1.17    1.62    2.82    3.72      41     0.72    0.89   1.25    2.09     2.79
   42   1.00    1.28    1.76    3.11    4.10      42     0.77    0.95   1.34    2.27     3.03
   43   1.09    1.39    1.90    3.42    4.50      43     0.83    1.02   1.43    2.47     3.29
   44   1.18    1.50    2.06    3.74    4.92      44     0.89    1.09   1.52    2.67     3.55

   45   1.28    1.63    2.23    4.06    5.34      45     0.96    1.17   1.63    2.86     3.80
   46   1.38    1.76    2.40    4.35    5.71      46     1.03    1.25   1.74    3.03     4.01
   47   1.49    1.88    2.58    4.61    6.05      47     1.09    1.33   1.86    3.19     4.20
   48   1.60    2.02    2.77    4.90    6.42      48     1.17    1.41   1.98    3.35     4.40
   49   1.73    2.18    3.00    5.25    6.87      49     1.25    1.51   2.12    3.55     4.64

   50   1.90    2.38    3.27    5.70    7.46      50     1.35    1.63   2.29    3.81     4.97
   51   2.09    2.61    2.58    6.25    8.19      51     1.46    1.76   2.47    4.14     5.39
   52   2.29    2.86    3.92    6.88    9.04      52     1.58    1.91   2.66    4.51     5.87
   53   2.53    3.15    4.30    7.59    9.98      53     1.71    2.07   2.87    4.93     6.42
   54   2.80    3.48    4.75    8.37   11.01      54     1.87    2.26   3.12    5.38     7.00

   55   3.13    3.88    5.27    9.22   12.13      55     2.07    2.49   3.42    5.86     7.62
   56   3.51    4.33    5.87   10.13   13.31      56     2.30    2.76   3.77    6.35     8.25
   57   3.92    4.83    6.52   11.09   14.55      57     2.55    3.05   4.15    6.86     8.91
   58   4.39    5.39    7.25   12.14   15.90      58     2.84    3.38   4.58    7.42     9.62
   59   4.90    6.00    8.06   13.30   17.38      59     3.16    3.75   5.06    8.03    10.40

   60   5.47    6.69    8.97   14.59   19.05      60     3.52    4.17   5.60    8.74    11.29
   61   6.20    7.57   10.14   16.25   21.20      61     4.00    4.73   6.30    9.68    12.46
   62   6.93    8.46   11.31   17.91   23.35      62     4.48    5.29   6.99   10.63    13.63
   63   7.65    9.34   12.49   19.56   25.51      63     4.96    5.84   7.69   11.57    14.80
   64   8.38   10.23   13.66   21.22   27.66      64     5.44    6.40   8.38   12.52    15.97

   65   9.11   11.11   14.83   22.88   29.81      65     5.92    6.96   9.08   13.46    17.14

                             * Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000 *
                             MEMBERS Level - 15 2003
                                Band 4: $500,000+

Issue          Male-NT            Male-Tob     Issue           Female-NT          Female-Tob
=====   ====================    ============   =====     ===================    =============
  Age   Prf+     Prf     Std     Prf     Std     Age     Prf+     Prf    Std     Prf      Std
=====   ====    ====    ====    ====    ====   =====     ====    ====   ====    ====     ====
16-25   0.43    0.57    0.78    1.26    1.72   16-25     0.33    0.46   0.66    0.99     1.38
   26   0.43    0.57    0.79    1.28    1.75      26     0.33    0.46   0.67    1.01     1.41
   27   0.43    0.58    0.80    1.30    1.78      27     0.34    0.47   0.67    1.03     1.44
   28   0.44    0.58    0.81    1.33    1.82      28     0.34    0.47   0.68    1.06     1.46
   29   0.44    0.59    0.82    1.35    1.85      29     0.35    0.48   0.68    1.08     1.49

   30   0.44    0.59    0.83    1.37    1.88      30     0.35    0.48   0.69    1.10     1.52
   31   0.44    0.59    0.84    1.40    1.93      31     0.35    0.48   0.69    1.13     1.55
   32   0.44    0.59    0.85    1.44    1.98      32     0.36    0.48   0.70    1.15     1.59
   33   0.44    0.60    0.87    1.48    2.04      33     0.36    0.48   0.70    1.18     1.62
   34   0.45    0.61    0.89    1.54    2.12      34     0.37    0.49   0.71    1.22     1.68

   35   0.47    0.64    0.94    1.63    2.24      35     0.39    0.51   0.74    1.28     1.76
   36   0.51    0.69    1.01    1.75    2.39      36     0.42    0.54   0.79    1.36     1.87
   37   0.56    0.74    1.09    1.89    2.56      37     0.45    0.58   0.85    1.46     1.99
   38   0.62    0.81    1.18    2.05    2.77      38     0.49    0.63   0.91    1.56     2.13
   39   0.69    0.89    1.29    2.24    3.00      39     0.53    0.68   0.99    1.69     2.30

   40   0.76    0.98    1.40    2.46    3.28      40     0.58    0.74   1.07    1.83     2.48
   41   0.83    1.08    1.52    2.71    3.61      41     0.63    0.80   1.15    1.99     2.69
   42   0.91    1.18    1.66    3.01    3.99      42     0.68    0.86   1.24    2.17     2.93
   43   1.00    1.29    1.80    3.32    4.40      43     0.73    0.92   1.33    2.37     3.19
   44   1.09    1.41    1.96    3.64    4.82      44     0.79    0.99   1.43    2.57     3.45

   45   1.19    1.54    2.13    3.96    5.24      45     0.86    1.07   1.54    2.76     3.70
   46   1.29    1.66    2.30    4.25    5.61      46     0.93    1.15   1.65    2.93     3.91
   47   1.40    1.79    2.48    4.52    5.96      47     1.00    1.23   1.77    3.09     4.10
   48   1.51    1.92    2.68    4.80    6.33      48     1.08    1.32   1.89    3.25     4.30
   49   1.64    2.08    2.90    5.15    6.78      49     1.17    1.42   2.04    3.45     4.54

   50   1.81    2.28    3.18    5.60    7.37      50     1.27    1.54   2.20    3.71     4.87
   51   2.00    2.51    3.49    6.15    8.10      51     1.38    1.67   2.38    4.04     5.29
   52   2.20    2.76    3.82    6.78    8.94      52     1.49    1.81   2.56    4.41     5.77
   53   2.44    3.05    4.20    7.48    9.88      53     1.63    1.98   2.77    4.82     6.31
   54   2.71    3.38    4.64    8.26   10.91      54     1.78    2.17   3.02    5.27     6.90

   55   3.04    3.78    5.17    9.12   12.03      55     1.98    2.40   3.32    5.76     7.52
   56   3.42    4.24    5.77   10.04   13.22      56     2.22    2.67   3.68    6.27     8.17
   57   3.85    4.75    6.44   11.02   14.48      57     2.48    2.98   4.08    6.80     8.85
   58   4.32    5.32    7.18   12.09   15.85      58     2.78    3.32   4.53    7.37     9.58
   59   4.84    5.94    8.00   13.26   17.35      59     3.11    3.70   5.02    8.00    10.38

   60   5.41    6.63    8.91   14.55   19.02      60     3.47    4.12   5.56    8.71    11.27
   61   6.12    7.49   10.06   16.18   21.15      61     3.93    4.65   6.24    9.63    12.41
   62   6.82    8.35   11.21   17.82   23.28      62     4.38    5.19   6.92   10.55    13.56
   63   7.53    9.22   12.37   19.45   25.41      63     4.84    5.72   7.60   11.47    14.70
   64   8.23   10.08   13.52   21.09   27.54      64     5.29    6.26   8.28   12.39    15.85

   65   8.94   10.94   14.67   22.72   29.67      65     5.75    6.79   8.96   13.31    16.99

                             * Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000 *
                             MEMBERS Level - 20 2003
                            Band 2: $100,000-$249,000

Issue          Male-NT            Male-Tob     Issue           Female-NT          Female-Tob
=====   ====================    ============   =====     ===================    =============
  Age   Prf+     Prf     Std     Prf     Std     Age     Prf+     Prf    Std     Prf      Std
=====   ====    ====    ====    ====    ====   =====     ====    ====   ====    ====     ====
16-25   0.84    1.02    1.19    1.75    2.22   16-25     0.73    0.88   1.08    1.44     1.83
   26   0.84    1.03    1.21    1.79    2.27      26     0.73    0.89   1.09    1.47     1.88
   27   0.85    1.04    1.23    1.83    2.33      27     0.74    0.89   1.10    1.51     1.92
   28   0.85    1.04    1.26    1.87    2.38      28     0.74    0.90   1.11    1.54     1.97
   29   0.86    1.05    1.28    1.91    2.44      29     0.75    0.90   1.12    1.58     2.01

   30   0.86    1.06    1.30    1.95    2.49      30     0.75    0.91   1.13    1.61     2.06
   31   0.86    1.07    1.33    2.00    2.56      31     0.75    0.91   1.14    1.65     2.11
   32   0.86    1.06    1.35    2.05    2.64      32     0.75    0.91   1.15    1.68     2.16
   33   0.85    1.07    1.38    2.11    2.72      33     0.76    0.91   1.16    1.72     2.22
   34   0.87    1.09    1.43    2.20    2.85      34     0.77    0.92   1.18    1.78     2.29

   35   0.90    1.13    1.50    2.33    3.02      35     0.79    0.95   1.22    1.87     2.41
   36   0.96    1.20    1.60    2.51    3.25      36     0.83    1.00   1.29    1.99     2.57
   37   1.04    1.29    1.72    2.73    3.53      37     0.88    1.06   1.37    2.14     2.76
   38   1.13    1.40    1.86    2.99    3.85      38     0.95    1.13   1.47    2.31     2.98
   39   1.23    1.52    2.01    3.26    4.19      39     1.01    1.21   1.58    2.48     3.21

   40   1.33    1.64    2.16    3.55    4.55      40     1.07    1.28   1.68    2.66     3.44
   41   1.43    1.76    2.31    3.85    4.92      41     1.12    1.35   1.77    2.83     3.66
   42   1.53    1.88    2.45    4.16    5.30      42     1.17    1.41   1.87    3.00     3.89
   43   1.64    2.01    2.61    4.50    5.71      43     1.23    1.47   1.96    3.18     4.13
   44   1.77    2.16    2.80    4.86    6.17      44     1.29    1.55   2.07    3.37     4.39

   45   1.91    2.34    3.02    5.27    6.68      45     1.37    1.65   2.21    3.60     4.68
   46   2.07    2.54    3.28    5.71    7.25      46     1.47    1.77   2.37    3.85     5.00
   47   2.25    2.75    3.56    6.18    7.85      47     1.58    1.89   2.54    4.13     5.34
   48   2.44    2.99    3.88    6.69    8.51      48     1.71    2.04   2.73    4.43     5.72
   49   2.66    3.25    4.22    7.25    9.23      49     1.85    2.20   2.95    4.76     6.12

   50   2.90    3.54    4.61    7.86   10.02      50     2.00    2.37   3.18    5.12     6.57
   51   3.15    3.84    5.01    8.50   10.85      51     2.15    2.55   3.42    5.50     7.04
   52   3.40    4.14    5.43    9.17   11.71      52     2.31    2.72   3.66    5.90     7.52
   53   3.69    4.48    5.89    9.90   12.65      53     2.49    2.92   3.93    6.33     8.05
   54   4.03    4.89    6.43   10.73   13.71      54     2.70    3.16   4.25    6.84     8.66

   55   4.44    5.38    7.08   11.70   14.95      55     2.97    3.47   4.65    7.43     9.39
   56   5.05    6.11    8.02   13.04   16.64      56     3.38    3.95   5.26    8.27    10.43
   57   5.66    6.84    8.96   14.38   18.33      57     3.79    4.42   5.86    9.10    11.47
   58   6.27    7.56    9.91   15.73   20.03      58     4.21    4.90   6.47    9.94    12.50
   59   6.88    8.29   10.85   17.07   21.72      59     4.62    5.37   7.07   10.77    13.54

   60   7.49    9.02   11.79   18.41   23.41      60     5.03    5.85   7.68   11.61    14.58

                             * Add $50.00 policy fee
             OIR rates for ages 0-15 equal age 16 non-tobacco rates.

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000 *
                             MEMBERS Level - 20 2003
                            Band 3: $250,000-$499,000

Issue          Male-NT            Male-Tob     Issue           Female-NT          Female-Tob
=====   ====================    ============   =====     ===================    =============
  Age   Prf+     Prf     Std     Prf     Std     Age     Prf+     Prf    Std     Prf      Std
=====   ====    ====    ====    ====    ====   =====     ====    ====   ====    ====     ====
16-25   0.64    0.82    1.01    1.55    2.02   16-25     0.54    0.68   0.90    1.24     1.63
   26   0.65    0.83    1.03    1.59    2.07      26     0.55    0.69   0.91    1.27     1.68
   27   0.65    0.84    1.05    1.63    2.13      27     0.55    0.69   0.92    1.31     1.72
   28   0.66    0.84    1.08    1.67    2.18      28     0.56    0.70   0.93    1.34     1.77
   29   0.66    0.85    1.10    1.71    2.24      29     0.56    0.70   0.94    1.38     1.81

   30   0.67    0.86    1.12    1.75    2.29      30     0.57    0.71   0.95    1.41     1.86
   31   0.67    0.87    1.15    1.80    2.36      31     0.58    0.71   0.96    1.45     1.91
   32   0.67    0.87    1.17    1.85    2.44      32     0.58    0.72   0.97    1.48     1.96
   33   0.67    0.88    1.20    1.91    2.52      33     0.58    0.72   0.98    1.53     2.02
   34   0.69    0.91    1.25    2.00    2.65      34     0.60    0.73   1.00    1.58     2.10

   35   0.72    0.95    1.32    2.13    2.82      35     0.62    0.76   1.04    1.67     2.21
   36   0.78    1.02    1.41    2.31    3.05      36     0.66    0.81   1.10    1.79     2.36
   37   0.85    1.11    1.53    2.52    3.32      37     0.71    0.87   1.19    1.93     2.55
   38   0.93    1.21    1.66    2.76    3.63      38     0.76    0.93   1.28    2.09     2.76
   39   1.03    1.32    1.80    3.03    3.97      39     0.82    1.01   1.38    2.26     2.98

   40   1.13    1.44    1.95    3.32    4.33      40     0.88    1.08   1.48    2.43     3.21
   41   1.23    1.56    2.10    3.62    4.70      41     0.94    1.15   1.58    2.60     3.44
   42   1.34    1.69    2.25    3.94    5.09      42     0.99    1.22   1.67    2.78     3.67
   43   1.46    1.82    2.42    4.28    5.51      43     1.05    1.29   1.78    2.96     3.92
   44   1.59    1.97    2.61    4.66    5.96      44     1.12    1.37   1.89    3.17     4.18

   45   1.74    2.15    2.84    5.07    6.48      45     1.20    1.47   2.03    3.40     4.48
   46   1.90    2.35    3.10    5.51    7.04      46     1.30    1.58   2.19    3.65     4.80
   47   2.07    2.56    3.37    5.98    7.65      47     1.40    1.71   2.36    3.93     5.14
   48   2.26    2.79    3.68    6.48    8.30      48     1.52    1.85   2.54    4.22     5.51
   49   2.47    3.05    4.03    7.03    9.01      49     1.66    2.01   2.75    4.55     5.91

   50   2.71    3.34    4.41    7.64    9.80      50     1.81    2.18   2.98    4.91     6.36
   51   2.96    3.64    4.81    8.28   10.63      51     1.97    2.36   3.22    5.29     6.83
   52   3.22    3.95    5.23    8.95   11.49      52     2.12    2.54   3.46    5.69     7.30
   53   3.51    4.29    5.69    9.68   12.43      53     2.30    2.74   3.73    6.12     7.83
   54   3.85    4.70    6.24   10.52   13.50      54     2.52    2.98   4.06    6.63     8.45

   55   4.27    5.20    6.90   11.50   14.75      55     2.80    3.30   4.47    7.23     9.19
   56   4.89    5.94    7.86   12.86   16.46      56     3.23    3.79   5.10    8.08    10.25
   57   5.51    6.68    8.82   14.23   18.18      57     3.65    4.28   5.72    8.94    11.31
   58   6.13    7.43    9.77   15.59   19.89      58     4.08    4.76   6.35    9.79    12.38
   59   6.75    8.17   10.73   16.96   21.61      59     4.50    5.25   6.97   10.65    13.44

   60   7.37    8.91   11.69   18.32   23.32      60     4.93    5.74   7.60   11.50    14.50

                             * Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000 *
                             MEMBERS Level - 20 2003
                                Band 4: $500,000+

Issue          Male-NT            Male-Tob     Issue           Female-NT          Female-Tob
=====   ====================    ============   =====     ===================    =============
  Age   Prf+     Prf     Std     Prf     Std     Age     Prf+     Prf    Std     Prf      Std
=====   ====    ====    ====    ====    ====   =====     ====    ====   ====    ====     ====
16-25   0.55    0.72    0.92    1.45    1.92   16-25     0.44    0.58   0.81    1.14     1.53
   26   0.56    0.73    0.94    1.49    1.97      26     0.45    0.59   0.82    1.17     1.58
   27   0.56    0.74    0.96    1.53    2.03      27     0.46    0.60   0.83    1.21     1.62
   28   0.57    0.74    0.99    1.57    2.08      28     0.46    0.60   0.84    1.24     1.67
   29   0.57    0.75    1.01    1.61    2.14      29     0.47    0.61   0.85    1.28     1.71

   30   0.58    0.76    1.03    1.65    2.19      30     0.48    0.62   0.86    1.31     1.76
   31   0.58    0.77    1.06    1.70    2.26      31     0.49    0.63   0.87    1.35     1.81
   32   0.59    0.77    1.08    1.75    2.34      32     0.49    0.63   0.88    1.38     1.86
   33   0.59    0.78    1.12    1.81    2.43      33     0.50    0.63   0.89    1.43     1.92
   34   0.61    0.81    1.16    1.90    2.55      34     0.51    0.64   0.91    1.49     2.00

   35   0.64    0.85    1.23    2.03    2.72      35     0.53    0.67   0.95    1.57     2.11
   36   0.69    0.92    1.32    2.21    2.95      36     0.57    0.71   1.01    1.68     2.26
   37   0.76    1.01    1.43    2.42    3.22      37     0.61    0.77   1.09    1.82     2.45
   38   0.84    1.11    1.56    2.66    3.53      38     0.66    0.84   1.18    1.98     2.65
   39   0.93    1.22    1.70    2.92    3.86      39     0.72    0.91   1.28    2.15     2.87

   40   1.03    1.34    1.85    3.21    4.22      40     0.78    0.98   1.38    2.32     3.10
   41   1.13    1.46    2.00    3.51    4.59      41     0.84    1.05   1.48    2.49     3.33
   42   1.24    1.59    2.16    3.83    4.98      42     0.89    1.12   1.58    2.67     3.56
   43   1.37    1.73    2.33    4.18    5.40      43     0.95    1.19   1.68    2.86     3.81
   44   1.50    1.88    2.52    4.56    5.86      44     1.02    1.28   1.80    3.07     4.08

   45   1.65    2.06    2.75    4.97    6.38      45     1.11    1.38   1.94    3.30     4.38
   46   1.81    2.26    3.00    5.41    6.94      46     1.21    1.50   2.10    3.56     4.70
   47   1.98    2.47    3.28    5.87    7.54      47     1.32    1.62   2.27    3.83     5.04
   48   2.17    2.70    3.59    6.37    8.19      48     1.43    1.76   2.45    4.12     5.41
   49   2.38    2.95    3.93    6.92    8.90      49     1.57    1.92   2.66    4.45     5.81

   50   2.62    3.24    4.31    7.53    9.69      50     1.72    2.09   2.89    4.81     6.26
   51   2.87    3.54    4.71    8.17   10.52      51     1.88    2.27   3.13    5.19     6.72
   52   3.13    3.85    5.13    8.84   11.38      52     2.04    2.44   3.37    5.58     7.20
   53   3.41    4.19    5.60    9.57   12.32      53     2.22    2.64   3.63    6.02     7.73
   54   3.76    4.61    6.15   10.41   13.40      54     2.44    2.89   3.96    6.52     8.35

   55   4.18    5.11    6.81   11.40   14.65      55     2.72    3.21   4.38    7.13     9.09
   56   4.81    5.86    7.77   12.77   16.38      56     3.15    3.71   5.02    8.00    10.17
   57   5.44    6.61    8.73   14.15   18.10      57     3.58    4.20   5.66    8.87    11.24
   58   6.06    7.35    9.70   15.52   19.83      58     4.01    4.70   6.30    9.73    12.32
   59   6.69    8.10   10.66   16.90   21.55      59     4.44    5.19   6.94   10.60    13.39

   60   7.32    8.85   11.62   18.27   23.28      60     4.87    5.69   7.58   11.47    14.47

                             * Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000 *
                             MEMBERS Level - 30 2003
                            Band 2: $100,000-$249,000

Issue          Male-NT            Male-Tob     Issue           Female-NT          Female-Tob
=====   ====================    ============   =====     ===================    =============
  Age   Prf+     Prf     Std     Prf     Std     Age     Prf+     Prf    Std     Prf      Std
=====   ====    ====    ====    ====    ====   =====     ====    ====   ====    ====     ====
16-25   1.30    1.66    2.04    2.56    3.42   16-25     1.04    1.33   1.74    1.96     2.65
   26   1.32    1.68    2.09    2.64    3.53      26     1.05    1.33   1.76    2.00     2.71
   27   1.34    1.71    2.14    2.72    3.64      27     1.06    1.34   1.77    2.04     2.77
   28   1.36    1.73    2.18    2.80    3.74      28     1.07    1.34   1.79    2.08     2.84
   29   1.38    1.76    2.23    2.88    3.85      29     1.08    1.35   1.80    2.12     2.90

   30   1.40    1.78    2.28    2.96    3.96      30     1.09    1.35   1.82    2.16     2.96
   31   1.42    1.80    2.34    3.06    4.10      31     1.10    1.35   1.83    2.20     3.03
   32   1.44    1.82    2.40    3.16    4.24      32     1.10    1.33   1.83    2.23     3.09
   33   1.46    1.84    2.47    3.28    4.40      33     1.11    1.33   1.84    2.27     3.16
   34   1.50    1.89    2.57    3.45    4.62      34     1.13    1.34   1.87    2.35     3.27

   35   1.57    1.98    2.71    3.68    4.92      35     1.17    1.38   1.94    2.47     3.45
   36   1.68    2.12    2.90    3.99    5.32      36     1.24    1.46   2.06    2.65     3.70
   37   1.81    2.29    3.13    4.35    5.80      37     1.32    1.57   2.21    2.88     4.00
   38   1.97    2.49    3.39    4.77    6.33      38     1.42    1.70   2.38    3.14     4.34
   39   2.14    2.71    3.67    5.22    6.91      39     1.53    1.84   2.57    3.43     4.72

   40   2.31    2.93    3.95    5.70    7.52      40     1.64    1.99   2.77    3.73     5.11
   41   2.51    3.19    4.27                      41     1.76    2.16   2.99
   42   2.71    3.45    4.59                      42     1.89    2.33   3.22
   43   2.92    3.70    4.91                      43     2.01    2.49   3.44
   44   3.12    3.96    5.23                      44     2.14    2.66   3.67

   45   3.32    4.22    5.55                      45     2.26    2.83   3.89

                             * Add $50.00 policy fee
             OIR rates for ages 0-15 equal age 16 non-tobacco rates.

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000 *
                             MEMBERS Level - 30 2003
                            Band 3: $250,000-$499,000

Issue          Male-NT            Male-Tob     Issue           Female-NT          Female-Tob
=====   ====================    ============   =====     ===================    =============
Age     Prf+     Prf    Std     Prf     Std     Age      Prf+    Prf    Std     Prf      Std
=====   ====    ====    ====    ====    ====   =====     ====    ====   ====    ====     ====
16-25   1.07    1.43    1.79    2.43    3.22   16-25     0.81    1.10   1.60    1.81     2.61
   26   1.09    1.45    1.83    2.51    3.32      26     0.82    1.11   1.61    1.85     2.66
   27   1.11    1.48    1.87    2.59    3.42      27     0.84    1.12   1.62    1.89     2.71
   28   1.14    1.50    1.92    2.68    3.51      28     0.85    1.12   1.62    1.94     2.76
   29   1.16    1.53    1.96    2.76    3.61      29     0.87    1.13   1.63    1.98     2.81

   30   1.18    1.55    2.00    2.84    3.71      30     0.88    1.14   1.64    2.02     2.86
   31   1.21    1.57    2.05    2.95    3.83      31     0.89    1.14   1.64    2.06     2.91
   32   1.23    1.59    2.10    3.05    3.95      32     0.90    1.13   1.62    2.10     2.94
   33   1.26    1.62    2.16    3.18    4.09      33     0.92    1.13   1.61    2.14     2.99
   34   1.30    1.67    2.24    3.34    4.28      34     0.95    1.15   1.63    2.22     3.08

   35   1.38    1.76    2.37    3.58    4.57      35     0.99    1.19   1.69    2.34     3.24
   36   1.49    1.89    2.55    3.89    4.96      36     1.06    1.27   1.80    2.52     3.48
   37   1.63    2.06    2.76    4.25    5.42      37     1.14    1.37   1.94    2.74     3.78
   38   1.78    2.26    3.01    4.67    5.95      38     1.23    1.50   2.12    3.00     4.12
   39   1.96    2.47    3.28    5.12    6.52      39     1.33    1.63   2.31    3.28     4.50

   40   2.14    2.69    3.56    5.60    7.13      40     1.44    1.77   2.50    3.58     4.89
   41   2.36    2.95    3.89                      41     1.56    1.93   2.73
   42   2.58    3.22    4.22                      42     1.68    2.10   2.95
   43   2.80    3.48    4.56                      43     1.80    2.26   3.18
   44   3.02    3.75    4.89                      44     1.92    2.43   3.40

   45   3.24    4.01    5.22                      45     2.04    2.59   3.63

                             * Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000 *
                             MEMBERS Level - 30 2003
                                Band 4: $500,000+

Issue          Male-NT            Male-Tob     Issue           Female-NT          Female-Tob
=====   ====================    ============   =====     ===================    =============
Age     Prf+     Prf    Std     Prf     Std     Age      Prf+    Prf    Std     Prf      Std
=====   ====    ====    ====    ====    ====   =====     ====    ====   ====    ====     ====
16-25   0.93    1.27    1.65    2.31    3.11   16-25     0.68    0.95   1.46    1.68     2.49
   26   0.95    1.29    1.69    2.39    3.21      26     0.69    0.96   1.47    1.72     2.54
   27   0.97    1.32    1.74    2.47    3.31      27     0.71    0.97   1.48    1.76     2.59
   28   0.99    1.34    1.78    2.56    3.40      28     0.72    0.97   1.48    1.81     2.65
   29   1.01    1.37    1.83    2.64    3.50      29     0.74    0.98   1.49    1.85     2.70

   30   1.03    1.39    1.87    2.72    3.60      30     0.75    0.99   1.50    1.89     2.75
   31   1.05    1.42    1.92    2.82    3.72      31     0.76    0.99   1.50    1.94     2.80
   32   1.07    1.44    1.97    2.92    3.85      32     0.78    0.99   1.49    1.97     2.84
   33   1.10    1.47    2.03    3.04    3.99      33     0.79    0.99   1.49    2.02     2.89
   34   1.14    1.52    2.12    3.21    4.19      34     0.82    1.01   1.51    2.10     2.99

   35   1.22    1.61    2.25    3.44    4.48      35     0.86    1.06   1.57    2.23     3.15
   36   1.33    1.74    2.42    3.75    4.86      36     0.92    1.14   1.68    2.41     3.39
   37   1.46    1.91    2.63    4.12    5.32      37     1.00    1.24   1.82    2.63     3.68
   38   1.61    2.10    2.87    4.53    5.84      38     1.09    1.36   1.98    2.89     4.02
   39   1.79    2.31    3.13    4.99    6.40      39     1.19    1.49   2.17    3.17     4.39

   40   1.97    2.53    3.41    5.48    7.00      40     1.30    1.63   2.36    3.47     4.78
   41   2.20    2.80    3.74                      41     1.43    1.80   2.59
   42   2.43    3.08    4.07                      42     1.56    1.97   2.81
   43   2.66    3.35    4.39                      43     1.68    2.13   3.04
   44   2.89    3.63    4.72                      44     1.81    2.30   3.26

   45   3.12    3.90    5.05                      45     1.94    2.47   3.49

                             * Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
               Guaranteed Annually Increasing Premiums per $1,000
                           MEMBERS Level 10/15/20/30
                  For Durations following Level Premium Period
                             All Bands o All Classes

Current   Male    Male   Female   Female   Current    Male      Male     Female    Female
  Age    NonTob    Tob   NonTob    Tob       Age     NonTob      Tob     NonTob     Tob
=======  ======   ====   ======   ======   =======   ======     ====     ======    ======
10       1.20             1.09               50        8.21     16.00      6.94     10.83
11       1.30             1.12               51        8.96     17.49      7.47     11.62
12       1.47             1.17               52        9.82     19.17      8.08     12.51
13       1.71             1.23               53       10.82     21.07      8.75     13.50
14       1.98             1.31               54       11.92     23.15      9.44     14.51

15       2.27             1.39               55       13.15     25.38     10.18     15.55
16       2.54             1.47               56       14.50     27.73     10.91     16.58
17       2.75             1.54               57       15.92     30.21     11.63     17.54
18       2.91             1.60               58       17.50     32.82     12.35     18.48
19       3.01             1.65               59       19.28     35.62     13.17     19.49

20       2.69             1.62               60       21.26     38.74     14.13     20.69
21       2.66             1.65               61       23.47     42.26     15.31     22.19
22       2.61             1.66               62       26.02     46.22     16.78     24.13
23       2.54             1.70               63       28.90     50.66     18.59     26.48
24       2.48             1.73               64       32.10     55.50     20.62     29.10

25       2.40             1.76               65       35.60     60.64     22.82     31.87
26       2.35     3.31    1.81      2.18     66       39.39     66.02     25.09     34.69
27       2.32     3.28    1.84      2.24     67       43.46     71.58     27.41     37.41
28       2.30     3.28    1.89      2.32     68       47.87     77.42     29.81     40.30
29       2.30     3.33    1.95      2.42     69       52.77     83.76     32.48     43.30

30       2.32     3.41    2.00      2.53     70       58.30     90.75     35.62     46.69
31       2.37     3.52    2.06      2.62     71       64.62     98.61     39.44     51.17
32       2.43     3.66    2.13      2.74     72       71.92    107.49     44.13     56.66
33       2.53     3.86    2.21      2.88     73       80.18    117.33     49.74     63.18
34       2.64     4.08    2.30      3.04     74       89.25    128.11     56.21     70.62

35       2.77     4.35    2.42      3.22     75       98.94    139.63     63.42     78.75
36       2.91     4.67    2.58      3.49     76      109.18    151.41     71.23     87.39
37       3.10     5.07    2.77      3.81     77      119.89    163.23     79.60     96.42
38       3.31     5.52    2.98      4.18     78      131.12    175.18     88.66    105.95
39       3.54     6.03    3.20      4.58     79      143.23    187.68     98.69    116.34

40       3.81     6.62    3.47      5.06     80      156.61    201.14    110.10    127.97
41       4.10     7.26    3.76      5.57     81      171.60    215.94    123.22    141.17
42       4.40     7.97    4.05      6.08     82      188.51    232.34    138.34    156.18
43       4.74     8.74    4.34      6.59     83      207.26    250.06    155.39    173.50
44       5.10     9.58    4.62      7.10     84      227.49    268.53    174.19    192.29

45       5.52    10.48    4.94      7.65     85      248.72    287.10    194.53    212.24
46       5.97    11.41    5.28      8.21     86      270.69    305.34    216.26    233.20
47       6.45    12.42    5.65      8.78     87      293.06    324.06    239.34    254.96
48       6.98    13.50    6.03      9.41     88      315.73    343.57    263.81    277.63
49       7.55    14.69    6.46     10.10     89      339.02    362.96    289.84    301.20

                              Add $50.00 policy fee

                                  SCHEDULE B-II
                            NET COINSURANCE PREMIUMS

               Annual reinsurance Rates Following Term Conversions
               ---------------------------------------------------

              Security Life Reinsurance Rates for After Conversion

                      REINSURANCE RATES - AFTER CONVERSION
           Annual Premium per $1,000 Reinsuranced - Yearly Term Basis
                       Age Last Birthday - Male Nonsmoker

----------------------------------------------------------------------------------
                                      Policy Year
Issue  ---------------------------------------------------------------------------
Age    1       2      3      4      5      6      7       8      9      10     11
----------------------------------------------------------------------------------
 0     0.00   0.67   0.60   0.60   0.58   0.56   0.56    0.56   0.57   0.58   0.58
 1     0.00   0.51   0.50   0.49   0.47   0.45   0.45    0.47   0.48   0.50   0.50
 2     0.00   0.45   0.44   0.44   0.44   0.43   0.44    0.46   0.48   0.50   0.50
 3     0.00   0.42   0.41   0.42   0.43   0.43   0.44    0.46   0.49   0.52   0.52
 4     0.00   0.40   0.40   0.41   0.42   0.43   0.45    0.47   0.50   0.56   0.56
----------------------------------------------------------------------------------
 5     0.00   0.38   0.39   0.40   0.42   0.44   0.46    0.49   0.55   0.62   0.62
 6     0.00   0.37   0.38   0.41   0.43   0.45   0.47    0.53   0.61   0.71   0.71
 7     0.00   0.37   0.38   0.42   0.44   0.47   0.52    0.60   0.70   0.80   0.80
 8     0.00   0.37   0.38   0.43   0.47   0.52   0.59    0.69   0.80   0.86   0.86
 9     0.00   0.37   0.40   0.45   0.52   0.60   0.68    0.79   0.86   0.90   0.90
----------------------------------------------------------------------------------
10     0.00   0.38   0.43   0.51   0.61   0.70   0.78    0.86   0.90   0.92   0.92
11     0.00   0.41   0.49   0.60   0.72   0.80   0.85    0.89   0.93   0.95   0.95
12     0.00   0.47   0.57   0.71   0.84   0.88   0.89    0.93   0.95   0.97   0.97
13     0.00   0.56   0.68   0.83   0.92   0.93   0.93    0.95   0.97   0.98   0.98
14     0.00   0.68   0.81   0.92   0.98   0.97   0.97    0.98   0.98   0.99   0.99
----------------------------------------------------------------------------------
15     0.00   0.84   0.92   1.00   1.04   1.02   1.01    1.01   1.01   1.01   1.01
16     0.00   0.95   1.00   1.07   1.09   1.06   1.05    1.05   1.04   1.03   1.03
17     0.00   0.99   1.03   1.09   1.08   1.05   1.05    1.04   1.04   1.03   1.03
18     0.00   0.99   1.02   1.05   1.04   1.02   1.02    1.01   1.01   1.01   1.01
19     0.00   0.96   0.98   1.00   0.99   0.97   0.97    0.96   0.97   0.98   0.98
----------------------------------------------------------------------------------
20     0.00   0.89   0.91   0.93   0.92   0.91   0.91    0.91   0.93   0.95   0.95
21     0.00   0.80   0.82   0.84   0.84   0.84   0.85    0.86   0.88   0.91   0.91
22     0.00   0.75   0.77   0.79   0.79   0.80   0.82    0.84   0.86   0.89   0.89
23     0.00   0.74   0.75   0.77   0.78   0.80   0.82    0.84   0.86   0.90   0.90
24     0.00   0.71   0.73   0.75   0.77   0.79   0.82    0.85   0.87   0.91   0.91
----------------------------------------------------------------------------------
25     0.00   0.69   0.71   0.74   0.76   0.79   0.82    0.85   0.88   0.92   0.92
26     0.00   0.68   0.70   0.73   0.75   0.79   0.82    0.86   0.90   0.94   0.94
27     0.00   0.68   0.70   0.73   0.75   0.79   0.83    0.88   0.92   0.97   0.97
28     0.00   0.68   0.71   0.74   0.77   0.81   0.86    0.91   0.95   1.00   1.00
29     0.00   0.68   0.72   0.76   0.80   0.84   0.88    0.94   0.99   1.05   1.05
----------------------------------------------------------------------------------
30     0.00   0.68   0.73   0.78   0.82   0.87   0.92    0.98   1.03   1.10   1.10
31     0.00   0.69   0.75   0.80   0.85   0.91   0.95    1.02   1.08   1.16   1.16
32     0.00   0.70   0.77   0.83   0.89   0.94   0.99    1.06   1.14   1.24   1.24
33     0.00   0.71   0.80   0.86   0.93   0.99   1.04    1.12   1.22   1.33   1.33
34     0.00   0.73   0.82   0.90   0.97   1.04   1.10    1.20   1.31   1.42   1.42
----------------------------------------------------------------------------------
35     0.00   0.75   0.85   0.95   1.03   1.11   1.18    1.29   1.41   1.54   1.54
36     0.00   0.78   0.91   1.02   1.11   1.21   1.29    1.41   1.54   1.68   1.68
37     0.00   0.82   0.97   1.08   1.20   1.30   1.40    1.51   1.67   1.82   1.82
38     0.00   0.86   1.03   1.15   1.27   1.39   1.49    1.61   1.77   1.95   1.95
39     0.00   0.92   1.10   1.24   1.36   1.48   1.58    1.71   1.89   2.08   2.08
----------------------------------------------------------------------------------
40     0.00   0.97   1.18   1.33   1.46   1.58   1.69    1.81   2.00   2.21   2.21
41     0.00   1.05   1.28   1.44   1.57   1.69   1.80    1.92   2.11   2.35   2.35
42     0.00   1.13   1.38   1.55   1.69   1.81   1.93    2.05   2.24   2.50   2.50
43     0.00   1.23   1.49   1.68   1.83   1.96   2.08    2.20   2.41   2.70   2.70
44     0.00   1.34   1.61   1.81   1.98   2.12   2.24    2.37   2.60   2.90   2.90
----------------------------------------------------------------------------------

                     Policy Year
Issue  ---------------------------------------  Attnd
Age     12      13       14       15      Ult    Age
-----------------------------------------------------
 0     0.58   0.58     0.58     0.58     0.70     15
 1     0.50   0.50     0.51     0.67     0.83     16
 2     0.50   0.51     0.64     0.80     0.90     17
 3     0.52   0.62     0.75     0.85     0.95     18
 4     0.59   0.73     0.79     0.90     0.99     19
-----------------------------------------------------
 5     0.69   0.77     0.82     0.94     1.02     20
 6     0.73   0.79     0.83     0.97     1.03     21
 7     0.80   0.82     0.86     0.97     1.03     22
 8     0.86   0.86     0.89     0.96     1.02     23
 9     0.90   0.90     0.90     0.94     1.00     24
-----------------------------------------------------
10     0.92   0.92     0.92     0.92     0.98     25
11     0.95   0.95     0.95     0.95     0.95     26
12     0.97   0.97     0.97     0.97     0.97     27
13     0.98   0.98     0.98     0.98     0.98     28
14     0.99   0.99     0.99     0.99     0.99     29
-----------------------------------------------------
15     1.01   1.01     1.01     1.01     1.01     30
16     1.03   1.03     1.03     1.03     1.03     31
17     1.03   1.03     1.03     1.03     1.03     32
18     1.01   1.01     1.01     1.01     1.01     33
19     0.98   0.98     0.98     0.98     0.98     34
-----------------------------------------------------
20     0.95   0.95     0.95     0.95     0.95     35
21     0.91   0.91     0.91     0.91     0.91     36
22     0.89   0.89     0.89     0.89     0.91     37
23     0.90   0.90     0.90     0.90     0.94     38
24     0.91   0.91     0.91     0.91     0.97     39
-----------------------------------------------------
25     0.92   0.92     0.92     0.94     1.02     40
26     0.94   0.94     0.94     1.01     1.10     41
27     0.97   0.97     1.00     1.09     1.19     42
28     1.00   1.00     1.08     1.19     1.30     43
29     1.05   1.07     1.18     1.30     1.43     44
-----------------------------------------------------
30     1.10   1.17     1.29     1.42     1.58     45
31     1.16   1.27     1.40     1.55     1.75     46
32     1.25   1.38     1.54     1.71     1.92     47
33     1.35   1.50     1.68     1.87     2.12     48
34     1.46   1.63     1.83     2.05     2.33     49
-----------------------------------------------------
35     1.59   1.78     2.01     2.26     2.56     50
36     1.74   1.97     2.22     2.49     2.84     51
37     1.90   2.16     2.44     2.76     3.15     52
38     2.07   2.37     2.70     3.04     3.49     53
39     2.24   2.59     2.97     3.35     3.85     54
-----------------------------------------------------
40     2.43   2.83     3.26     3.69     4.26     55
41     2.62   3.09     3.59     4.07     4.71     56
42     2.83   2.83     3.90     4.45     5.21     57
43     3.27   3.09     4.21     4.83     5.76     58
44     3.04   3.88     4.54     5.25     6.34     59
-----------------------------------------------------

                      REINSURANCE RATES - AFTER CONVERSION
           Annual Premium per $1,000 Reinsuranced - Yearly Term Basis
                       Age Last Birthday - Male Nonsmoker

-------------------------------------------------------------------------------------------
                                            Policy Year
Issue  ------------------------------------------------------------------------------------
Age    1       2        3       4       5       6       7       8       9      10      11
-------------------------------------------------------------------------------------------
45     0.00    1.48    1.74    1.96    2.14    2.29    2.43    2.59    2.81    3.12    3.12
46     0.00    1.62    1.89    2.12    2.32    2.50    2.66    2.82    3.05    3.39    3.39
47     0.00    1.74    2.01    2.26    2.49    2.70    2.89    3.05    3.32    3.70    3.71
48     0.00    1.82    2.10    2.38    2.63    2.87    3.10    3.31    3.63    4.05    4.15
49     0.00    1.89    2.20    2.49    2.78    3.05    3.31    3.58    3.97    4.46    4.64
-------------------------------------------------------------------------------------------
50     0.00    1.96    2.28    2.59    2.93    3.23    3.54    3.88    4.34    4.90    5.21
51     0.00    2.02    2.36    2.69    3.07    3.42    3.79    4.22    4.76    5.39    5.84
52     0.00    2.13    2.49    2.85    3.29    3.69    4.10    4.61    5.22    5.95    6.50
53     0.00    2.30    2.70    3.11    3.59    4.04    4.51    5.07    5.73    6.55    7.20
54     0.00    2.48    2.93    3.40    3.92    4.44    4.96    5.58    6.28    7.21    7.96
-------------------------------------------------------------------------------------------
55     0.00    2.69    3.19    3.72    4.30    4.87    5.45    6.13    6.88    7.94    8.81
56     0.00    2.96    3.51    4.12    4.74    5.39    6.00    6.75    7.56    8.79    9.79
57     0.00    3.22    3.87    4.53    5.22    5.87    6.51    7.33    8.21    9.57   10.67
58     0.00    3.45    4.26    4.95    5.73    6.31    6.96    7.86    8.80   10.27   11.41
59     0.00    3.69    4.68    5.39    6.27    6.77    7.42    8.41    9.42   11.00   12.18
-------------------------------------------------------------------------------------------
60     0.00    3.94    5.14    5.86    6.82    7.37    7.90    8.99   10.06   11.75   12.95
61     0.00    4.19    5.63    6.36    7.46    7.87    8.40    9.60   10.72   12.51   13.71
62     0.00    4.57    6.18    7.02    7.99    8.50    9.25   10.52   12.03   13.79   14.96
63     0.00    5.12    6.81    7.87    8.64    9.63   10.45   12.10   13.79   15.83   16.82
64     0.00    5.73    7.50    8.82    9.78   10.89   11.99   13.85   15.69   17.99   19.21
-------------------------------------------------------------------------------------------
65     0.00    6.34    8.22    9.75   10.91   12.16   13.64   15.44   17.73   20.08   21.80
66     0.00    6.87    8.93   10.61   11.98   13.47   15.09   17.08   19.64   22.26   24.25
67     0.00    7.45    9.71   11.65   13.26   14.90   16.70   18.92   21.77   24.71   27.00
68     0.00    8.09   10.66   12.90   14.68   16.49   18.49   20.97   24.16   27.43   30.03
69     0.00    8.86   11.80   14.27   16.24   18.26   20.50   23.27   26.83   30.45   33.38
-------------------------------------------------------------------------------------------
70     0.00    9.80   13.06   15.81   18.00   20.26   22.76   25.85   29.80   33.80   36.84
71     0.00   10.85   14.47   17.54   20.00   22.52   25.31   28.73   33.10   37.29   40.35
72     0.00   12.01   16.05   19.48   22.22   25.83   28.13   31.91   36.52   40.86   44.10
73     0.00   13.31   17.83   21.65   24.71   27.83   31.24   35.21   40.02   44.69   48.17
74     0.00   14.77   19.81   24.08   27.48   30.91   34.48   38.60   43.78   48.86   52.66
-------------------------------------------------------------------------------------------
75     0.00   16.41   22.03   26.78   30.53   34.12   37.80   42.23   47.87   53.46   57.57
76     0.00   18.24   24.50   29.76   33.71   37.43   41.37   46.19   52.40   58.51   62.91
77     0.00   20.27   27.23   32.87   36.99   40.98   45.27   50.57   57.36   64.02   68.69
78     0.00   22.52   30.08   36.08   40.51   44.85   49.58   55.38   62.78   70.00   74.86
79     0.00   24.88   33.02   39.52   44.35   49.13   54.30   60.62   68.66   76.42   81.34
-------------------------------------------------------------------------------------------
80     0.00   26.06   34.55   41.30   46.37   51.37   56.77   63.35   71.71   79.73   84.65
-------------------------------------------------------------------------------------------

                     Policy Year
Issue  ----------------------------------------  Attnd
Age     12      13       14       15      Ult     Age
------------------------------------------------------
45      3.54    4.20     4.93     5.74     6.99     60
46      3.87    4.58     5.37     6.29     7.72     61
47      4.28    5.04     5.89     6.88     8.50     62
48      4.79    5.59     6.48     7.47     9.34     63
49      5.37    6.20     7.11     8.10    10.27     64
------------------------------------------------------
50      6.03    6.87     7.80     8.77    11.28     65
51      6.75    7.60     8.54     9.48    12.39     66
52      7.52    8.36     9.30    10.53    13.62     67
53      8.31    9.12    10.33    11.98    14.97     68
54      9.08   10.13    11.75    13.61    16.45     69
------------------------------------------------------
55     10.16   11.64    13.53    15.69    18.09     70
56     11.63   13.50    15.66    18.31    20.07     71
57     12.83   15.09    17.50    20.68    22.39     72
58     13.75   16.28    18.98    22.71    24.97     73
59     14.67   17.48    20.49    24.87    27.84     74
------------------------------------------------------
60     15.58   18.67    22.04    27.18    31.05     75
61     16.45   19.87    23.65    29.65    34.64     76
62     17.90   21.78    26.20    32.81    38.65     77
63     20.43   24.57    29.93    36.76    43.09     78
64     22.87   27.71    34.17    41.12    47.97     79
------------------------------------------------------
65     25.18   31.07    38.50    45.84    53.01     80
66     28.03   34.58    42.81    50.62    58.10     81
67     31.19   38.45    47.26    55.47    63.52     82
68     34.67   42.44    51.79    60.65    69.43     83
69     38.26   46.50    56.62    66.28    75.93     84
------------------------------------------------------
70     41.91   50.82    61.88    72.49    83.04     85
71     45.80   55.53    67.66    79.28    90.78     86
72     50.04   60.72    73.99    86.66    99.15     87
73     54.70   66.39    80.88    94.64   108.09     88
74     59.81   72.56    88.33   103.18   117.48     89
------------------------------------------------------
75     65.36   79.24    96.29   112.14   127.33     90
76     71.36   86.37   104.64   121.54   137.66     91
77     77.78   93.86   113.41   131.39   148.40     92
78     84.52  101.72   122.60   141.64   159.55     93
79     91.59  109.96   132.16   152.28   171.12     94
------------------------------------------------------
80     95.22  114.16   137.03   157.70   183.12     95
--------------------------------------
                                         195.58     96
                                         208.45     97
                                         221.74     98
                                         235.50     99
                                        --------------
                                         270.24    100
                                         333.98    101
                                         430.07    102
                                         575.65    103
                                         770.00    104
                                        --------------
                                        1000.00    105
                                        --------------

                      REINSURANCE RATES - AFTER CONVERSION
           Annual Premium per $1,000 Reinsuranced - Yearly Term Basis
                       Age Last Birthday - Male Nonsmoker

----------------------------------------------------------------------------------
                                      Policy Year
Issue  ---------------------------------------------------------------------------
Age     1      2      3      4      5      6      7      8      9      10     11
----------------------------------------------------------------------------------
0      0.00   0.94   0.82   0.80   0.76   0.72   0.71   0.71   0.72   0.73   0.73
1      0.00   0.69   0.66   0.64   0.59   0.56   0.55   0.58   0.60   0.62   0.62
2      0.00   0.59   0.57   0.56   0.55   0.53   0.54   0.57   0.59   0.62   0.62
3      0.00   0.53   0.52   0.53   0.53   0.53   0.54   0.57   0.61   0.65   0.65
4      0.00   0.50   0.49   0.50   0.52   0.53   0.55   0.59   0.64   0.72   0.72
----------------------------------------------------------------------------------
5      0.00   0.48   0.48   0.50   0.53   0.55   0.57   0.62   0.71   0.84   0.86
6      0.00   0.46   0.47   0.51   0.55   0.57   0.60   0.70   0.83   0.99   1.02
7      0.00   0.45   0.47   0.53   0.56   0.60   0.68   0.82   0.98   1.14   1.14
8      0.00   0.45   0.48   0.55   0.60   0.69   0.81   0.97   1.15   1.25   1.25
9      0.00   0.45   0.50   0.59   0.70   0.82   0.96   1.14   1.26   1.31   1.31
----------------------------------------------------------------------------------
10     0.00   0.48   0.55   0.69   0.85   0.99   1.13   1.25   1.32   1.35   1.35
11     0.00   0.53   0.65   0.84   1.03   1.17   1.24   1.31   1.36   1.40   1.40
12     0.00   0.63   0.79   1.02   1.23   1.29   1.32   1.36   1.40   1.44   1.44
13     0.00   0.77   0.97   1.23   1.37   1.37   1.38   1.41   1.42   1.44   1.44
14     0.00   0.98   1.19   1.37   1.46   1.44   1.43   1.44   1.44   1.44   1.44
----------------------------------------------------------------------------------
15     0.00   1.26   1.38   1.51   1.58   1.53   1.51   1.51   1.50   1.49   1.49
16     0.00   1.48   1.55   1.66   1.68   1.62   1.60   1.59   1.58   1.57   1.57
17     0.00   1.57   1.63   1.70   1.69   1.62   1.61   1.60   1.59   1.57   1.57
18     0.00   1.57   1.61   1.65   1.62   1.57   1.56   1.54   1.55   1.55   1.55
19     0.00   1.54   1.56   1.58   1.54   1.50   1.49   1.48   1.50   1.52   1.52
----------------------------------------------------------------------------------
20     0.00   1.44   1.46   1.46   1.44   1.40   1.40   1.40   1.44   1.47   1.47
21     0.00   1.29   1.31   1.31   1.30   1.29   1.30   1.31   1.36   1.41   1.41
22     0.00   1.21   1.22   1.23   1.23   1.23   1.25   1.28   1.33   1.38   1.38
23     0.00   1.18   1.19   1.20   1.21   1.23   1.26   1.29   1.35   1.41   1.41
24     0.00   1.15   1.16   1.17   1.20   1.23   1.27   1.31   1.37   1.45   1.45
----------------------------------------------------------------------------------
25     0.00   1.13   1.14   1.16   1.19   1.23   1.27   1.33   1.40   1.49   1.49
26     0.00   1.11   1.14   1.16   1.19   1.24   1.29   1.36   1.43   1.54   1.54
27     0.00   1.11   1.15   1.17   1.21   1.26   1.33   1.40   1.49   1.60   1.60
28     0.00   1.12   1.17   1.20   1.25   1.31   1.38   1.47   1.56   1.67   1.67
29     0.00   1.13   1.20   1.25   1.30   1.37   1.45   1.55   1.64   1.76   1.76
----------------------------------------------------------------------------------
30     0.00   1.14   1.24   1.30   1.36   1.44   1.54   1.63   1.73   1.88   1.88
31     0.00   1.17   1.29   1.37   1.44   1.53   1.62   1.72   1.84   2.02   2.02
32     0.00   1.20   1.35   1.44   1.53   1.62   1.73   1.84   1.98   2.19   2.19
33     0.00   1.22   1.41   1.51   1.62   1.73   1.85   1.98   2.15   2.40   2.40
34     0.00   1.26   1.48   1.61   1.73   1.85   2.00   2.16   2.35   2.61   2.61
----------------------------------------------------------------------------------
35     0.00   1.30   1.56   1.72   1.86   2.02   2.20   2.38   2.58   2.87   2.87
36     0.00   1.37   1.67   1.87   2.04   2.24   2.44   2.64   2.87   3.18   3.18
37     0.00   1.45   1.79   2.01   2.23   2.43   2.66   2.88   3.14   3.47   3.47
38     0.00   1.54   1.91   2.16   2.39   2.62   2.86   3.10   3.39   3.74   3.74
39     0.00   1.64   2.07   2.33   2.59   2.82   3.08   3.34   3.65   4.03   4.03
----------------------------------------------------------------------------------
40     0.00   1.77   2.24   2.54   2.81   3.04   3.32   3.59   3.91   4.33   4.33
41     0.00   1.92   2.45   2.78   3.05   3.29   3.56   3.85   4.17   4.63   4.65
42     0.00   2.11   2.68   3.04   3.33   3.58   3.87   4.16   4.50   4.99   5.03
43     0.00   2.33   2.92   3.32   3.65   3.93   4.23   4.55   4.91   5.43   5.46
44     0.00   2.58   3.19   3.63   3.98   4.29   4.61   4.97   5.37   5.89   5.90
----------------------------------------------------------------------------------

                     Policy Year
Issue  ----------------------------------------  Attnd
Age     12      13       14       15      Ult     Age
------------------------------------------------------
0      0.73    0.73     0.73     0.73     0.92     15
1      0.62    0.62     0.71     0.90     1.12     16
2      0.62    0.73     0.90     1.10     1.21     17
3      0.69    0.93     1.08     1.18     1.29     18
4      0.87    1.10     1.15     1.26     1.35     19
------------------------------------------------------
5      1.04    1.17     1.19     1.32     1.39     20
6      1.11    1.21     1.22     1.36     1.41     21
7      1.16    1.25     1.25     1.36     1.41     22
8      1.25    1.30     1.30     1.35     1.39     23
9      1.31    1.35     1.35     1.35     1.37     24
------------------------------------------------------
10     1.35    1.38     1.38     1.38     1.38     25
11     1.40    1.40     1.40     1.40     1.40     26
12     1.44    1.44     1.44     1.44     1.44     27
13     1.44    1.44     1.44     1.44     1.44     28
14     1.44    1.44     1.44     1.44     1.44     29
------------------------------------------------------
15     1.49    1.49     1.49     1.49     1.49     30
16     1.57    1.57     1.57     1.57     1.57     31
17     1.57    1.57     1.57     1.57     1.57     32
18     1.55    1.55     1.55     1.55     1.55     33
19     1.52    1.52     1.52     1.52     1.52     34
------------------------------------------------------
20     1.47    1.47     1.47     1.47     1.47     35
21     1.41    1.41     1.41     1.41     1.54     36
22     1.38    1.38     1.38     1.47     1.63     37
23     1.41    1.41     1.43     1.57     1.74     38
24     1.45    1.45     1.55     1.70     1.86     39
------------------------------------------------------
25     1.49    1.50     1.66     1.82     2.00     40
26     1.54    1.59     1.77     1.96     2.17     41
27     1.60    1.70     0.90     2.12     2.36     42
28     1.67    1.84     2.08     2.34     2.60     43
29     1.77    2.03     2.29     2.57     2.87     44
------------------------------------------------------

30     1.96    2.25     2.51     2.83     3.18     45
31     2.18    2.47     2.76     3.12     3.52     46
32     2.39    2.71     3.04     3.45     3.90     47
33     2.62    2.97     3.35     3.80     4.30     48
34     2.88    3.24     3.67     4.18     4.74     49
------------------------------------------------------
35     3.16    3.56     4.04     4.59     5.17     50
36     3.48    3.93     4.44     5.02     5.62     51
37     3.82    4.32     4.87     5.49     6.10     52
38     4.16    4.72     5.34     6.00     6.61     53
39     4.52    5.16     5.84     6.54     7.15     54
------------------------------------------------------
40     4.91    5.63     6.39     7.12     7.73     55
41     5.32    6.13     6.98     7.75     8.37     56
42     5.75    6.63     7.54     8.38     9.05     57
43     6.20    7.12     8.08     8.99     9.81     58
44     6.68    7.66     8.66     9.66    10.64     59
------------------------------------------------------

                      REINSURANCE RATES - AFTER CONVERSION
           Annual Premium per $1,000 Reinsuranced - Yearly Term Basis
                       Age Last Birthday - Male Nonsmoker

---------------------------------------------------------------------------------------------
                                            Policy Year
Issue  --------------------------------------------------------------------------------------
Age    1        2       3       4       5       6       7       8      9        10       11
---------------------------------------------------------------------------------------------
45     0.00    2.88    3.47    3.96    4.34    4.68    5.02    5.43    5.82     6.36     6.37
46     0.00    3.21    3.79    4.31    4.72    5.10    5.48    5.87    6.25     6.84     6.86
47     0.00    3.48    4.06    4.61    5.07    5.49    5.92    6.28    6.74     7.41     7.47
48     0.00    3.67    4.27    4.86    5.37    5.82    6.30    6.74    7.30     8.06     8.24
49     0.00    3.84    4.48    5.10    5.66    6.16    6.69    7.23    7.92     8.79     9.11
---------------------------------------------------------------------------------------------
50     0.00    4.00    4.66    5.31    5.95    6.50    7.10    7.75    8.59     9.60    10.08
51     0.00    4.14    4.83    5.51    6.24    6.85    7.54    8.32    9.32    10.47    11.15
52     0.00    4.41    5.14    5.88    6.68    7.36    8.12    9.00   10.13    11.45    12.25
53     0.00    4.81    5.62    6.45    7.30    8.05    8.88    9.80   11.01    12.51    13.38
54     0.00    5.25    6.15    7.09    8.01    8.82    9.71   10.67   11.95    13.65    14.59
---------------------------------------------------------------------------------------------
55     0.00    5.73    6.72    7.79    8.77    9.67   10.63   11.60   12.92    14.83    15.87
56     0.00    6.28    7.38    8.58    9.65   10.63   11.65   12.63   13.98    16.08    17.24
57     0.00    6.78    8.10    9.40   10.59   11.52   12.56   13.55   14.92    17.16    18.38
58     0.00    7.22    8.89   10.24   11.58   12.31   13.33   14.35   15.73    18.03    19.23
59     0.00    7.68    9.76   11.12   12.63   13.13   14.13   15.18   16.55    18.91    20.08
---------------------------------------------------------------------------------------------
60     0.00    8.15   10.69   12.05   13.69   14.23   14.95   16.04   17.39    19.79    20.88
61     0.00    8.63   11.69   13.04   14.92   15.11   15.79   16.91   18.22    20.64    21.62
62     0.00    9.39   12.83   14.36   15.91   16.24   17.33   18.34   20.13    22.31    23.09
63     0.00   10.53   14.12   16.08   17.18   18.36   19.53   20.91   22.75    25.13    25.43
64     0.00   11.80   15.55   18.02   19.45   20.72   22.34   23.73   25.52    28.04    28.46
---------------------------------------------------------------------------------------------
65     0.00   13.02   17.01   19.86   21.61   23.04   25.32   26.31   28.53    30.89    31.86
66     0.00   14.10   18.44   21.53   23.56   25.41   27.88   28.87   31.41    34.03    35.19
67     0.00   15.27   19.98   23.56   26.08   27.99   30.70   31.79   34.60    37.51    38.87
68     0.00   16.55   21.86   25.99   28.73   30.81   33.81   35.02   38.14    41.36    42.90
69     0.00   18.09   24.11   28.63   31.64   33.94   37.26   38.61   42.06    45.58    47.30
---------------------------------------------------------------------------------------------
70     0.00   19.95   26.58   31.56   34.88   37.44   41.12   42.61   46.38    50.21    51.75
71     0.00   22.02   29.32   34.83   38.51   41.35   45.42   47.03   51.14    54.99    56.19
72     0.00   24.28   32.35   38.45   42.54   45.67   50.13   51.85   56.01    59.81    60.85
73     0.00   26.79   35.72   42.47   46.99   50.41   55.28   56.79   60.93    64.92    65.86
74     0.00   29.57   39.46   46.92   51.88   55.60   60.56   61.80   66.14    70.43    71.33
---------------------------------------------------------------------------------------------
75     0.00   32.72   43.67   51.89   57.31   61.01   66.00   67.20   71.88    76.58    77.34
76     0.00   36.27   48.36   57.41   62.98   66.60   71.87   73.14   78.28    83.38    83.92
77     0.00   40.18   53.52   63.11   68.77   72.55   78.25   79.68   85.26    90.77    90.97
78     0.00   44.48   58.86   68.93   74.94   79.02   85.26   86.81   92.84    98.74    98.74
79     0.00   48.96   64.32   75.14   81.63   86.11   92.89   94.55  101.00   107.24   107.24
---------------------------------------------------------------------------------------------
80     0.00   51.18   67.14   78.34   85.14   89.82   96.88   98.57  105.24   111.62   111.62
---------------------------------------------------------------------------------------------

                     Policy Year
Issue  ----------------------------------------  Attnd
Age     12       13       14       15      Ult     Age
------------------------------------------------------
45      7.20     8.24     9.31    10.44    11.63    60
46      7.76     8.89    10.06    11.34    12.77    61
47      8.48     9.68    10.93    12.28    14.00    62
48      9.39    10.64    11.92    13.23    15.32    63
49     10.40    11.70    12.97    14.21    16.75    64
------------------------------------------------------
50     11.54    12.83    14.08    15.24    18.31    65
51     12.77    14.05    15.29    16.33    20.01    66
52     14.06    15.32    16.49    17.98    21.88    67
53     15.35    16.53    18.16    20.27    23.93    68
54     16.55    18.20    20.48    22.85    26.15    69
------------------------------------------------------
55     18.19    20.52    23.12    25.82    28.56    70
56     20.35    23.17    25.97    29.24    31.16    71
57     21.96    25.24    28.18    32.11    33.94    72
58     22.99    26.54    29.71    34.28    36.95    73
59     23.99    27.77    31.19    36.55    40.25    74
------------------------------------------------------
60     24.91    28.95    32.68    38.93    43.86    75
61     25.74    30.07    34.16    41.44    47.83    76
62     27.42    32.21    36.92    44.76    52.17    77
63     30.66    35.54    41.18    49.03    56.87    78
64     33.67    39.24    45.94    53.65    61.93    79
------------------------------------------------------
65     36.56    43.37    50.98    58.95    67.30    80
66     40.39    47.89    56.24    64.55    72.89    81
67     44.59    52.82    61.58    70.15    78.76    82
68     49.16    57.82    66.91    76.04    85.05    83
69     53.81    62.82    72.52    82.38    91.90    84
------------------------------------------------------
70     58.44    68.06    78.54    89.28    99.31    85
71     63.30    73.69    85.09    96.74   107.26    86
72     68.62    79.83    92.19   104.75   115.73    87
73     74.22    88.47    99.81   113.32   124.65    88
74     80.38    93.61   107.96   122.34   133.83    89
------------------------------------------------------
75     87.12   101.37   116.70   131.85   143.27    90
76     94.45   109.70   125.91   141.86   152.98    91
77    102.20   118.35   135.46   152.23   162.88    92
78    110.24   127.31   145.35   162.88   172.96    93
79    118.58   136.60   155.51   173.81   183.22    94
------------------------------------------------------
80    122.85   141.31   160.66   179.34   193.64    95
------------------------------------------------------
                                          204.26    96
                                          215.01    97
                                          225.88    98
                                          236.93    99
                                         -------------
                                          270.24   100
                                          333.98   101
                                          430.07   102
                                          575.55   103
                                          770.00   104
                                         -------------
                                         1000.00   105
                                         -------------

                                   SCHEDULE C
                              REPORTING INFORMATION
                              ---------------------

                          INFORMATION ON RISK REINSURED

1.    Type of Transaction
2.    Effective Date of Transaction
3.    Automatic/Facultative Indicator
4.    Policy Number
5.    Full Name of Insured
6.    Date of Birth
7.    Sex
8.    Smoker/Nonsmoker
9.    Policy Plan Code
10.   Insured's State of Residence
11.   Issue Age
12.   Issue Date
13.   Duration From Original Policy Date
14.   Face Amount Issued
15.   Reinsured Amount (Initial Amount)
16.   Reinsured Amount (Current Amount at Risk)
17.   Change in Amount at Risk Since Last Report
18.   Death Benefit Option (For Universal Life Type Plans)
19.   ADB Amount (If Applicable)
20.   Substandard Ranting
21.   Flat Extra Amount Per Thousand
22.   Duration of Flat Extra
23.   PW Rider (Yes or No)
24.   Previous Policy (Yes or No)
25.   Net Coinsurance Premiums

                              REPORTING INFORMATION
                              ---------------------

                          SAMPLE POLICY EXHIBIT SUMMARY
                             (LIFE REINSURANCE ONLY)

CEDING COMPANY:       __________________________________________________________
REINSURER:            __________________________________________________________
ACCOUNT NO:           __________________________________________________________
PREPARED BY:          __________________________ Phone: ___(_______)____________
DATE PREPARED:        __________________________________________________________

TYPE OF REINSURANCE:

             Yearly Renewable Term   __________________________________
             Coinsurance             __________________________________
             Modified Coinsurance    __________________________________
             Other                   __________________________________

VALUATION DATE:_________________

                                             NUMBER OF           AMOUNT OF
                                             POLICIES           REINSURANCE
A.   In Force Beginning
     of Period___/__/____                 _______________   ____________________
B.   New Paid Reinsurance Ceded           _______________   ____________________
C.   Reinstatements                       _______________   ____________________
D.   Revivals                             _______________   ____________________
E.   Increases (Net)                      _______________   ____________________
F.   Conversion In                        _______________   ____________________
G.   Transfers In                         _______________   ____________________
H.   Total Increases (B - G)              _______________   ____________________
I.   Deaths                               _______________   ____________________
J.   Maturities                           _______________   ____________________
K.   Cancellations                        _______________   ____________________
L.   Expiries                             _______________   ____________________
M.   Surrenders                           _______________   ____________________
N.   Lapses                               _______________   ____________________
O.   Recaptures                           _______________   ____________________
P.   Other Decreases (Net)                _______________   ____________________
Q.   Reductions                           _______________   ____________________
R.   Conversions Out                      _______________   ____________________
S.   Transfers Out                        _______________   ____________________
T.   Total Decreases (I - S)              _______________   ____________________
U.   Current In Force__/__/__             _______________   ____________________
     (A + H - T)

                              REPORTING INFORMATION
                              ---------------------

                          SAMPLE RESERVE CREDIT SUMMARY

CEDING COMPANY:       __________________________________________________________
REINSURER:            __________________________________________________________
ACCOUNT NO:           __________________________________________________________
PREPARED BY:          __________________________ Phone: (_______)____________
DATE PREPARED:        __________________________________________________________

TYPE OF REINSURANCE:

             Yearly Renewable Term   __________________________________
             Coinsurance             __________________________________
             Modified Coinsurance    __________________________________
             Other                   __________________________________

VALUATION DATE:_________________

TYPE OF RESERVES:

            Statutory                ___________________________________
            GAAP                     ___________________________________
            Tax                      ___________________________________

                           VALUATION BASIS                   ISSUE       IN FORCE    IN FORCE    RESERVE
               MORTALITY      INTEREST        VALUATION    YEAR RANGE     COUNT       AMOUNT      CREDIT
A. Life
Insurance      _________      __________      _________    __________    ________    ________    _______
               _________      __________      _________    __________    ________    ________    _______
B. Accidental
Death Benefit  _________      __________      _________    __________    ________    ________    _______
C. Disability
Active Lives   _________      __________      _________    __________    ________    ________    _______
D. Disability
Disabled Lives _________      __________      _________    __________    ________    ________    _______
E. Other
Please Explain _________      __________      _________    __________    ________    ________    _______

                                                                        GRAND TOTAL: ________

                              REPORTING INFORMATION
                              ---------------------

                            SAMPLE ACCOUNTING SUMMARY

CEDING COMPANY:       __________________________________________________________
REINSURER:            __________________________________________________________
ACCOUNT NO:           __________________________________________________________
PREPARED BY:          __________________________ Phone: (_______)____________
DATE PREPARED:        __________________________________________________________

TYPE OF REINSURANCE:

             Yearly Renewable Term   __________________________________
             Coinsurance             __________________________________
             Modified Coinsurance    __________________________________
             Other                   __________________________________

VALUATION DATE: _________________

                                   LIFE          WP                               AD                    TOTAL
Coinsurance Premiums
    First Year                   ________     _________                        ________               _________
    Renewal                      ________     _________                        ________               _________

Coinsurance Allowances
    First Year                   ________     _________                        ________               _________
    Renewal                      ________     _________                        ________               _________

Adjustments'
    First Year                   ________     _________                        ________               _________
    Renewal                      ________     _________                        ________               _________

Net Due Reinsurer
    First Year                   ________     _________                        ________               _________
    Renewal                      ________     _________                        ________               _________

    TOTAL DUE                    ________     _________                        ________               _________

           (The above information should be a summary of the detailed information provided to Reinsurer.)

                                   SCHEDULE D
                                FACULTATIVE FORMS
                                -----------------

                          (See attached sample forms.)

                           Application for Reinsurance
                           Notification of Reinsurance

[LOGO OF ING REINSURANCE]                            1290 Broadway
                                                     Denver, Colorado 80203-5699
                                                     Telephone 800.525.9852
                                                     Fax 1.303.813.6270

                                               APPLICATION FOR REINSURANCE
-------------------------------------------------------------------------------------------------------------------------
[ ] Trial             [ ] Facultative: Please send approval          [ ] Facultative Obligatory         [ ] Automatic
-------------------------------------------------------------------------------------------------------------------------
[ ] Joint Life              [ ] YRT          [ ] Other               [ ] Self-Administered              [ ] Age Last
-------------------------------------------------------------------------------------------------------------------------
[ ] Single Life             [ ] COINS        [ ] MRT                 [ ] Individual Cession             [ ] Age Nearest
-------------------------------------------------------------------------------------------------------------------------
                          Last Name               First Name             M.I.      Date of Birth        Sex       Age
-------------------------------------------------------------------------------------------------------------------------
LIFE #1
-------------------------------------------------------------------------------------------------------------------------
LIFE #2
-------------------------------------------------------------------------------------------------------------------------
           Smoker/Non             State of Birth             State of Res.             Occupation             SS #
#1
-------------------------------------------------------------------------------------------------------------------------
#2
-------------------------------------------------------------------------------------------------------------------------
                                                                                     ACCIDENTAL DEATH
                                  LIFE #1         LIFE #2       Premium Waiver    LIFE #1        LIFE #2       Plan Name*
Previous Ins. Inforce           ___________     ___________      ___________     __________     __________     __________
   of which we retain           ___________     ___________      ___________     __________     __________     __________
Rating, if substandard          ___________     ___________      ___________     __________     __________     __________
Insurance now applied for       ___________     ___________      ___________     __________     __________     __________
    or which we will retain     ___________     ___________      ___________     __________     __________     __________
Rating, if substandard          ___________     ___________      ___________     __________     __________     __________
Reinsurance requested           ___________     ___________      ___________     __________     __________     __________
                                                        *If this is a new plan, make sure you furnish us full plan detail
-------------------------------------------------------------------------------------------------------------------------
This cession represents:   [ ] New Business  [ ] Term Conversion  [ ] Guaranteed Insurability Option  [ ] Amended Cession
If Amendment: Reason_____________________________________________________ Effective Date_________________________________
Original Policy No. ___________________ Date of Original Policy __________ Valuation Basis_______________________________

                     PREMIUM WAIVER REINSURANCE                                  ACCIDENTAL DEATH REINSURANCE

         Rider Form No.                  ___________________
         Age Expiry                      ___________________              Rider Form No.      ______________________
         Premium to be Waived            ___________________              Age Expiry          ______________________
         Premium for Waiver Benefit      ___________________
-------------------------------------------------------------------------------------------------------------------------

____________________________________ __________________________________________ ___________________________ _____________
DATED AT                             CEDING COMPANY                             DATE                        BY

Other Comments: _________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Reinsurer:

[ ] Security Life of Denver Insurance Company                [ ] Security Life of Denver International (Bermuda) Limited
    1290 Broadway, Denver, CO 80203-5699                         25 Church St., P.O. Box HM 1978, Hamilton HM HX, Bermuda

This application is accepted and reinsurance is granted by the Reinsurer subject to all the terms, conditions and limitations of the reinsurance treaty and this application.

This _____________________ day of _____________ 19 ________                           ________________________________
                                                                                            Authorized Signature
Reinsurance Agreement No. ______________________________________

RE-16A-99                                                                       Security Life of Denver Insurance Company

[LOGO OF ING REINSURANCE]                            1290 Broadway
                                                     Denver, Colorado 80203-5699
                                                     Telephone 800.525.9852
                                                     Fax 1.303.813.6270

                                               NOTIFICATION OF REINSURANCE
-------------------------------------------------------------------------------------------------------------------------
[ ] Trial             [ ] Facultative: Please send approval          [ ] Facultative Obligatory         [ ] Automatic
-------------------------------------------------------------------------------------------------------------------------
[ ] Joint Life              [ ] YRT          [ ] Other               [ ] Self-Administered              [ ] Age Last
-------------------------------------------------------------------------------------------------------------------------
[ ] Single Life             [ ] COINS        [ ] MRT                 [ ] Individual Cession             [ ] Age Nearest
-------------------------------------------------------------------------------------------------------------------------
                          Last Name               First Name             M.I.      Date of Birth        Sex       Age
-------------------------------------------------------------------------------------------------------------------------
LIFE #1
-------------------------------------------------------------------------------------------------------------------------
LIFE #2
-------------------------------------------------------------------------------------------------------------------------
           Smoker/Non             State of Birth             State of Res.             Occupation             SS #
#1
-------------------------------------------------------------------------------------------------------------------------
#2
-------------------------------------------------------------------------------------------------------------------------
                                                                                     ACCIDENTAL DEATH
                                  LIFE #1         LIFE #2       Premium Waiver    LIFE #1        LIFE #2       Plan Name*
Previous Ins. Inforce           ___________     ___________      ___________     __________     __________     __________
   of which we retain           ___________     ___________      ___________     __________     __________     __________
Rating, if substandard          ___________     ___________      ___________     __________     __________     __________
Insurance now applied for       ___________     ___________      ___________     __________     __________     __________
    or which we will retain     ___________     ___________      ___________     __________     __________     __________
Rating, if substandard          ___________     ___________      ___________     __________     __________     __________
Reinsurance requested           ___________     ___________      ___________     __________     __________     __________
                                                        *If this is a new plan, make sure you furnish us full plan detail
-------------------------------------------------------------------------------------------------------------------------
This cession represents:   [ ] New Business  [ ] Term Conversion  [ ] Guaranteed Insurability Option  [ ] Amended Cession
If Amendment: Reason_____________________________________________________ Effective Date_________________________________
Original Policy No. ___________________ Date of Original Policy __________ Valuation Basis_______________________________

                     PREMIUM WAIVER REINSURANCE                                  ACCIDENTAL DEATH REINSURANCE

         Rider Form No.                  ___________________
         Age Expiry                      ___________________              Rider Form No.      ______________________
         Premium to be Waived            ___________________              Age Expiry          ______________________
         Premium for Waiver Benefit      ___________________
-------------------------------------------------------------------------------------------------------------------------

____________________________________ __________________________________________ ___________________________ _____________
DATED AT                             CEDING COMPANY                             DATE                        BY

Other Comments: _________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Reinsurer:

[ ] Security Life of Denver Insurance Company                 [ ] Security Life of Denver International (Bermuda) Limited
    1290 Broadway, Denver, CO 80203-5699                         25 Church St., P.O. Box HM 1978, Hamilton HM HX, Bermuda

This application is accepted and reinsurance is granted by the Reinsurer subject to all the terms, conditions and limitations of the reinsurance treaty and this application.

This _____________________ day of _____________ 19 ________                           ________________________________
                                                                                            Authorized Signature
Reinsurance Agreement No. ______________________________________

RE-16A-99                                                                       Security Life of Denver Insurance Company

                                    EXHIBIT I
                    CEDING COMPANY'S UNDERWRITING GUIDELINES
                    ----------------------------------------

Requirements
=======================================
GENERAL

IMPORTANT: THE COMPANY RESERVES THE RIGHT TO REQUEST MEDICAL INFORMATION IN ADDITION TO THE ROUTINE REQUIREMENTS. ALSO, AT THE UNDERWRITER'S DISCRETION, A PARAMEDICAL EXAM, BCP, EKG, OR OTHER TESTS MAY BE REQUIRED.

Use the following chart to determine the requirements that are necessary. Additional guidelines concerning these requirements follow the chart.

Preferred rates are not available on MEMBERS(R) Flex Term and MEMBERS(R) Traditional Life.

Preferred Plus rates are only available on MEMBERS(R) Level 10 - 2003, MEMBERS(R) Level 15 - 2003, MEMBERS(R) Level 20 - 2003 and MEMBERS(R) Level 30 - 2003.

              UNDERWRITING REQUIREMENTS - LIFE ONLY - ALL PRODUCTS

                              Requirements Needed

Age          Face Amount                     Exam/HOS                BCP/HOS          EKG               Exercise EKG
--------------------------------------------------------------------------------------------------------------------
0-15         Thru $250,000                   No                      No               No                No
             $250,001 Up                     Call Your
                                             Underwriter
16-35        Thru $99,999                    No                      No               No                No
             $100,000 Up                     Yes                     Yes              No                No
36-40        Thru $99,999                    No                      No               No                No
             $100,000-$1 M                   Yes                     Yes              No                No
             $1,000,001 Up                   Yes                     Yes              Yes               No
41-50        Thru $99,999                    No                      No               No                No
             $100,000-$500,000               Yes                     Yes              No                No
             $500,000 Up                     Yes                     Yes              Yes               $5,000,000
51-60        Thru $25,000                    No                      No               No                No
             $25,001-$250,000                Yes                     $100,000         No                No
             $250,000 Up                     Yes                     Yes              Yes               $2,000,000
61-75        Thru $25,000                    No                      No               No                No
             $25,001-$99,999                 Yes                     No               No                No
             $100,000 Up                     Yes                     Yes              Yes               $1,000,000
76-85        0-$50,000                       Yes                     No               Yes               No
             $50,001 Up                      Exam by Doctor          $100,000         Yes               No

   BCP AND EXAM are required at $100,000 and over on all products. Be sure to use the current state version of the HIV consent form.

   The applicant's personal physician should not complete the exam.

                    CEDING COMPANY'S UNDERWRITING GUIDELINES

     An EKG done within six months of application will be acceptable if a copy is provided to us.
     EKG requirements are based on amount applied for currently or within six months.
     When an exercise EKG is required, a resting EKG need not be submitted.

NOTE: Nonmedical insurance issued within the previous five years must be included when Determining the current nonmedical limits. If insurance was issued standard on a medical basis during this time period, disregard any nonmedical business issued prior to the last medical case.

PREFERRED UNDERWRITING WORKSHEET

Note: "Alternates" are for HO use only. They should not be transferred to agent or member oriented material.
___________________________________________________________________
Policy #: ______________________________________ Office Use Only: 91
___________________________________________________________________

PROPOSED INSURED______________________________________________ AGE:__________

_______________________________________________________________________________________________________________________
                             PREFERRED PLUS                    Y/N      PREFERRED                               Y/N
_______________________________________________________________________________________________________________________
1. FAMILY HISTORY            No DEATH of parent/sibling                 No DEATH of parent/sibling
                             before age 60 from CAD, DM,                before age 60 from CAD, DM, CVD or
                             CVD or ANY TYPE OF CANCER                  ANY GENDER SPECIFIC
                                                                        cancer for the member's gender.
_______________________________________________________________________________________________________________________
2. CHOLESTEROL               All Ages - MAXIMUM 240                     All Ages - MAXIMUM 260
   EXAM AVERAGE:             (Alternate Max. 259 only if                   (Alternate Max. 275)**
                             ratio is to 4.0)

_______________________________________________________________________________________________________________________
3. T.CHOL/HDL RATIO          All Ages - MAXIMUM 5.0                     All Ages - MAXIMUM 6.0
                                                                           (Alternate Max. 6.5)**
_______________________________________________________________________________________________________________________
4. INSURED'S MEDICAL         No hx of CAD, DM, cancer                   No ratable Impairments
      HX                     (except basal cell), or CVD                   (nothing 25 debits up).
                             (CAD does not include HTN or
                             high Chol) and no ratable
                             impairments (25 debits up).
_______________________________________________________________________________________________________________________
5. BLOOD PRESSURE            MAXIMUM OF:                                MAXIMUM OF:
      EXAM                       18 - 49 = 135/85                          18 - 49 = 145/90
AVERAGE:______                   50 up   = 140/90                          50 up   = 150/90

(NO ALTERNATES ALLOWED)
_______________________________________________________________________________________________________________________
6. WEIGHT                                                                             ALT.**
                             4.8=126           5.8=193                  ALT.**
                             4.9=131           5.9=199                  4.8=138 152       5.8=208     229
                             4.10=137          5.10=205                 4.9=144 158       5.9=213     234
                             4.11=142          5.11=211                 4.10=150 165      5.10=217    239
                             5.0=148           6.0=216                  4.11=156 172      5.11=222    244
                             5.1=153           6.1=222                  5.0=162 178       6.0=226     249
                             5.2=159           6.2=228                  5.1=168 185       6.1=230     253
                                                                        5.2=174 191       6.2=234     257
_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________
                             5.3=164           6.3=234                  5.3=180            6.3=239     263
                             5.4=170           6.4=239                  5.4=186            6.4=243     267
                             5.5=176           6.5=245                  5.5=192            6.5=248     273
                             5.6=182           6.6=251                  5.6=199            6.6=253     278
                             5.7=187           6.7=256                  5.7=204            6.7=257     283
_______________________________________________________________________________________________________________________
7. DRIVING RECORD            No convictions for DWI, DUI                No convictions for DWI, DUI
                             or RD in last 5 years. No more             or RD in last 5 years. No more
                             than 1 MOVING violation in LAST            than 3 MOVING VIOLATIONS in LAST
                             3 YEARS.                                   3 YEARS.
_______________________________________________________________________________________________________________________
8. ALCOHOL/DRUG              NO history of drug or alcohol              No drug or alcohol abuse within
   HISTORY                   abuse                                      the PREVIOUS 10 YRS.
_______________________________________________________________________________________________________________________
9. MISCELLANEOUS             NO PARTICIPATION in hazardous              NO PARTICIPATION in ratable
                             sport* (current or future plans            hazardous sport, occupation, or
                             to), aviation (other than                  aviation activity
                             commercial), or ratable occupation
_______________________________________________________________________________________________________________________
10. TOBACCO USAGE            No tobacco in LAST 36 MONTHS.              No tobacco in LAST 12 MONTHS             Tobcco
                                                                        expect 1 or less cigar per month         Non-T
                                                                        with neg space and admit on app.
_______________________________________________________________________________________________________________________

 *Recreational scuba diving with diver averaging a depth not exceeding 50 feet would qualify.
 **The Alternate can be used on ONLY ONE criteria if the case is preferred on all other criteria!!!

Class:         A              P            T            N            S
           PREF PLUS       PREF NT       PREF T       STD NT       STD T